SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed  by  the  Registrant                              [X]
Filed  by  party  other  than  the  Registrant          [ ]

Check  the  appropriate  box:

[  ]         Preliminary  Proxy  Statement
[  ]         Confidential, for Use of the Commission Only (as permitted by Rule
             14a-6(e)(2))
[X ]         Definitive  Proxy  Statement
[  ]         Definitive  Additional  Materials
[  ]         Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                            ------------------------

                         SUNBURST ACQUISITIONS II, INC.
                (Name of Registrant as Specified In Its Charter)

                            ------------------------


Payment  of  Filing  Fee  (Check  the  appropriate  box):

[x]     No  fee  required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1    Title  of each class of securities to which transaction applies:
                      -----------------------------------
     2    Aggregate  number  of  securities  to which transaction applies:
                      -----------------------------------
     3 Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                      -----------------------------------
     4    Proposed  maximum  aggregate  value  of  transaction:
                      -----------------------------------
     5    Total  fee  paid:

                      -----------------------------------


[  ] Fee  paid  previously  with  preliminary  materials.
[  ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1          Amount  Previously  Paid:
                      -----------------------------------
     2          Form,  Schedule  or  Registration  Statement  No.:
                      -----------------------------------
     3          Filing  Party:
                      -----------------------------------
     4          Date  Filed:
                      -----------------------------------

                         SUNBURST ACQUISITIONS II, INC.

                                  June 8, 1998


Dear  Shareholder:

     On behalf of the Board of Directors, I cordially invite you to attend a Special Meeting of Shareholders of Sunburst Acquisitions II, Inc. (the "Company") to be held at 10:30 a.m. local time on June 19, 1998 at the Company's new principal place of business, 5599 San Felipe, Suite 620, Houston, Texas 77056.

     At the Special Meeting you are being asked to consider and vote upon a change in the Company's state of incorporation from Colorado to Texas by means of a merger of the Company into Vector Energy Corporation, a newly organized Texas corporation wholly owned by the Company, whereby Vector Energy Corporation will be the surviving corporation.

     You are urged to vote your proxy even if you currently plan to attend the Special Meeting. Please remember to sign and date the proxy card; otherwise, it is invalid. Returning your proxy will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting. Please return your proxy as soon as possible.

                                           Sincerely,

                                           /s/  Stephen  Noser
                                           -------------------------------------
                                           Stephen  Noser,  President

                         SUNBURST ACQUISITIONS II, INC.
                           5599 SAN FELIPE, SUITE 620
                              HOUSTON, TEXAS 77056

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            To be held June 19, 1998


TO  THE  SHAREHOLDERS  OF  SUNBURST  ACQUISITIONS  II,  INC.:

     NOTICE IS HEREBY GIVEN that the Special Meeting of the Shareholders (the "Meeting") of Sunburst Acquisitions II, Inc. (the "Company") will be held at its new principal place of business, 5599 San Felipe, Suite 620, Houston, Texas,
77056,  at  the  hour  of  10:30  a.m.  local  time,  for the following purpose:

     1. To consider and vote upon a change in the Company's state of incorporation from Colorado to Texas by means of a merger of the Company into Vector Energy Corporation, a newly organized Texas corporation wholly owned by the Company ("VEC"), whereby VEC will be the surviving corporation ("Migratory Merger").

     2. In conjunction with the approval of the proposed Migratory Merger, to consider and vote upon an exchange of shares of the Company for shares of VEC whereby the holders of common stock in the Company will receive one share of common stock in VEC for every 3.3333 shares of common stock in the Company and whereby the holders of preferred stock in the Company will receive one share of preferred stock in VEC for every one share of preferred stock in the Company.

     3.          To transact such other business as may properly come before the
Meeting  and  at  any    and   all  adjournments, postponements or continuations
thereof.

     Only shareholders of record at the close of business on May 22, 1998, are entitled to notice of and to vote at the Meeting or any adjournments, postponements or continuations thereof.

     You  are  cordially  invited  and  urged  to  attend  the  Meeting.    All
shareholders, whether or not they expect to attend the Meeting in person, are requested to complete, date and sign the enclosed form of proxy and return it as soon as possible in the postage paid, return-addressed envelope provided for that purpose. Shareholders who attend the Meeting may revoke a prior proxy and vote their proxy in person as set forth in the Proxy Statement.

         THE  ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF THE
COMPANY.    THE  BOARD  OF  DIRECTORS  RECOMMENDS  THAT YOU VOTE IN FAVOR OF THE
PROPOSAL.  YOUR  VOTE  IS  IMPORTANT.

                                            By  Order  of the Board of Directors

                                            /s/  Samuel  M.  Skipper
                                           -------------------------------------
                                            Samuel  M.  Skipper, Chairman of the
Board

Houston,  Texas
Dated:  June  8,  1998

                         SUNBURST ACQUISITIONS II, INC.
                           5599 San Felipe, Suite 620
                              Houston, Texas 77056
                                 (713) 850-9993


     -----------------------------------------------------------------------

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                            To be held June 19, 1998

     -----------------------------------------------------------------------

                               GENERAL INFORMATION


     This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors (the "Board") of Sunburst Acquisitions II, Inc. (the "Company"), for use at the Special Meeting of Shareholders of the Company to be held at the Company new principal place of business, 5599 San Felipe, Suite 620, Houston, Texas, 77056, at 10:30 a.m. local time, and at any and all postponements, continuations or adjournments thereof (collectively, the "Meeting"). This Proxy Statement, the accompanying form of proxy (the "Proxy") and the Notice of Special Meeting will be first mailed or
given  to  the  Company's    shareholders  on  or  about  June  8,  1998.

     All shares of the Company's common stock, no par value per share ("Common Stock"), represented by properly executed and valid Proxies received in time for the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein, unless such Proxies have previously been revoked. Owners of the Company's Class AA 6% Cumulative Convertible Preferred Stock ("Class AA Preferred Stock") and Class B Preferred Stock ("Class B Preferred Stock; sometimes hereafter the Class AA Preferred Stock and the Class B Preferred Stock will be referred to collectively as the "Preferred Stock") are entitled to vote at the Meeting and will receive this Notice and Proxy materials. Unless instructions to the contrary are marked, or if no instructions are specified, Shares represented by the Proxies will be voted "FOR" the proposals set forth on the Proxy, and in the discretion of the persons named as proxies, on such other matters as may properly come before the Meeting. Any Proxy may be revoked at any time prior to the exercise thereof by submitting another Proxy bearing a later date and depositing it with the Secretary of the Company or by giving written notice of revocation to the Company at the address indicated above or by voting in person at the Meeting. Any notice of revocation sent to the Company must include the shareholder's name and must be received prior to the Meeting to be effective.

                                     VOTING

     Only holders of record of Shares, as hereinafter defined, at the close of business on May 22, 1998 (the "Record Date") will be entitled to receive notice of and to vote at the Meeting. On the Record Date there were 11,833,733 shares of Common Stock outstanding, each of which will be entitled to one vote on each matter properly submitted for vote to the Company's shareholders at the Meeting. On the Record date, there were additionally 530,000 shares of Preferred Stock outstanding, which will have a combined vote of 59,999,900 votes. The presence, in person or by proxy, of holders of one third of the Shares entitled to vote at the Meeting (as used hereafter, the term "Shares" shall include all votes of the Company, both Common Stock and Preferred Stock) shall constitute a quorum for the transaction of business at the Meeting. The Company anticipates that a quorum will be present at the meeting.

     The directors and officers (and their affiliates) of the Company held voting power, as of the Record Date, with respect to an aggregate of 57,600,000.5 votes (approximately 80.2% of the outstanding votes).

     The affirmative vote of a majority of Shares issued and outstanding is required to approve the proposal to consummate the merger resulting in the change in the domicile and the state of incorporation of the Company to Texas. The Company anticipates that the proposal will be affirmed by the requisite vote.

     Votes cast by proxy will be tabulated by Stephen Noser, Secretary of the Company, or by a duly appointed assistant secretary. Votes cast by proxy or in person at the Meeting will be counted by the persons appointed by the Company to act as the judge of election for the Meeting. Abstentions, broker non-votes and Shares to which authority to vote on any proposal is withheld, are each included in the determination of the number of Shares present and voting at the Meeting for purposes of obtaining a quorum. Each will be tabulated separately. Abstentions will be counted in tabulations of the votes cast on proposals presented to shareholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

                                   PROPOSAL I

General

     At present, the Company is a Colorado corporation with substantially all of its business operations being conducted in Texas. The Company is authorized to do business as a foreign corporation in the State of Texas.

     At present, the Company's principal place of business and operations are situated in Texas, including much of it oil and gas interests. The Company has no operations in or any other business contacts with the State of Colorado. Compliance with both Colorado and Texas laws needlessly increases the Company's overhead,. including a potential increase in the amount of taxes paid by the Company.

     In  order  to  reduce  overhead and make its operations more efficient, the
Company has incorporated Vector Energy Corporation, a newly formed Texas corporation wholly owned by the Company ("VEC") and intends to merge VEC with the Company, with VEC being the surviving entity (the "Migratory Merger"). The Board has approved the Migratory Merger and unanimously recommends its approval by the Company's shareholders. The Company's officers and directors, who together hold approximately 80% of the Shares, have indicated that they intend to vote "FOR" the Migratory Merger.

     If approved, the Migratory Merger, will result in a change in the Company's state of incorporation from Colorado to Texas pursuant to an Agreement and Plan of Merger (the "Merger Agreement"). The Merger Agreement provides for the merger of the Company, a Colorado corporation, with and into VEC, a Texas corporation. VEC was organized to facilitate the Migratory Merger and currently does not conduct any business. VEC's principal executive offices will be located at 5599 San Felipe, Suite 620, Houston, Texas, 77056.

     In addition, after the effective date of the Migratory Merger, the Company will continue its operations under the name of "Vector Energy Corporation."

     If the shareholders approve the Migratory Merger, VEC will be the surviving corporation in the merger. The principal effect of the Migratory Merger will be to change the law applicable to the Company's corporate affairs from the Colorado Business Corporation Act ("Colorado Law") to the Texas Business Corporation Act ("Texas Law"). All Common Stock shareholders of the Company will receive one share of common stock, no par value, in the new entity ("VEC Common") for every 3.3333 shares of Common Stock presently held. All Preferred Stock shareholders in the Company will receive one share of preferred stock, no par value, in the new entity ("VEC Preferred") for every one share of Preferred Stock presently held. The rights and privileges attributable to the Common Stock and the Preferred Stock will be identical to the rights and privileges of the VEC Common and VEC Preferred; provided however, that the voting percentages of the VEC Common and the Class AA Preferred Stock of VEC with respect to 100% of the votes of VEC will be reduced (see Proposal II below for a discussion of this reduction in the percentage of votes). The approval of the Migratory Merger will not result in any change in the business, management, location of principal executive offices, assets, liabilities or net worth of the Company. By operation of law, at the effective date of the Migratory Merger, all assets, property, rights, liabilities and obligations of the Company will be transferred to and assumed by VEC.

     Management believes that there will be no adverse tax consequences to shareholders of the Company as a result of this transaction. The Company will continue to be listed on the Over The Counter Bulletin Board, and will change its symbol to reflect its new name under which it will be traded. The Company will promptly notify its shareholders of the new symbol under which the Company will be traded.

     The following discussion summarizes certain aspects of the Migratory Merger, including certain material differences between Texas Law and Colorado Law. This summary does not purport to be a complete description of the Migratory Merger or the differences between shareholders' rights under Texas Law and Colorado Law and is qualified by reference to (a) the Merger Agreement between the Company and VEC attached hereto as Appendix A; (b) the Articles of Incorporation of VEC (the "New Articles") plus the certificate of designation of rights and preferences of new preferred stock attached hereto as Appendix B; and
(c) the Bylaws of VEC (the "New Bylaws") attached hereto as Appendix C. Copies of the Company's current Articles of Incorporation, as amended (the "Present Articles") and current Bylaws (the "Present Bylaws") are available for inspection at the Company's executive office and copies will be sent to shareholders, without charge, upon request.

     Approval of the Migratory Merger by the Company's shareholders will constitute approval of the Merger, the Merger Agreement, the New Articles and the New Bylaws, the amendment to the New Articles changing the name of the Company to "Vector Energy Corporation" as well as other matters included in the Migratory Merger and described in this Proxy Statement. In accordance with the terms of the Merger Agreement, the New Articles and the New Bylaws will replace the Present Articles and Present Bylaws as the charter documents affecting corporate governance and shareholders' rights.

     There  are certain material differences between Texas Law and Colorado Law,
including    certain  differences  in  shareholders'  rights.    Accordingly,
shareholders are urged to read carefully this Proxy Statement and the appendices hereto. Shareholders of the Company whose shares are not voted in favor of the Migratory Merger will be eligible to take additional steps to obtain statutory dissenter's rights. See "Rights of Dissenting Shareholders" and "Appendix D."

Comparison  of  Texas  Law  and  Colorado  Law

     It is impractical to summarize all of the differences between Texas Law and Colorado Law in this Proxy Statement; however, all differences between Texas Law and Colorado Law that could materially affect the rights of the Company's shareholders, not elsewhere discussed, are discussed below:

     Shareholder  Vote  for  Mergers  and Other Corporate Matters.  Colorado Law
     ------------------------------------------------------------
differs from Texas Law in a number of material respects in regard to mergers and other corporate reorganizations. Under Colorado Law, holders of a majority of all outstanding shares entitled to vote must approve an amendment to a company's articles of incorporation, a merger or disposition of all or substantially all assets. However, Texas Law requires that a plan of merger, share exchange or disposition of all or substantially all assets not in the usual or regular course of business, and an amendment to a company's articles of incorporation be approved by the holders of two-thirds of all outstanding shares entitled to vote.

     Because of the increase in the vote required to approve such transactions, the power of the Company's current shareholders to defeat a proposal they deem unfavorable may be heightened.

     Voting Groups.  Colorado Law allows a corporation to decrease the number of
     -------------
votes required for a quorum at a shareholders meeting from a majority to one-third of the votes entitled to be cast by a voting group (as defined below). Texas Law also allows a corporation to decrease the requisite percentage to one-third. The term "voting group" is a term of art not used as such under Texas Law, which generally means all shares which are entitled to vote and be counted collectively with respect to a matter. For example, under the Present Articles and Present Bylaws, a "voting group" would constitute the holders of the Shares. A voting group is thus the basic units of collective voting at a shareholders' meeting, and voting by voting groups may provide essential protection to one or more classes or series of shares against actions that are detrimental to such interests or class (for example, the decrease in a preferred dividend to holders of preferred shares in the event VEC issued such shares in the future). The determination of which shares form part of a single group, in general, must be defined by the articles of incorporation. Under Texas Law, the New Articles contain no designation of a voting group as the Present Bylaws so provide. Management believes that this lack of designation of voting group will have no effect on the voting ability of present shareholders.

     Action    by    Written      Consent.    Under  Texas  Law, the articles of
     ------------------------------------
incorporation  may  provide that any action taken without a meeting may be taken
     -----
by a written consent signed by the holders of shares having not less than the minimum number of votes that would be necessary to take such action at that meeting.

     Under Colorado Law, all action taken by the shareholders by written consent must be signed unanimously by all shareholders entitled to vote on the action. Therefore, in Texas, if the articles of incorporation so provide, action by written consent can be taken if the written consent is executed by holders of a majority of the shares of the corporation while in Colorado the same action by written consent would have to be signed by all shareholders.

     Inspection  of  Corporate  Records.   With respect to the inspection of the
     ----------------------------------
Company's books and records, including shareholder's lists, Texas Law provides a right of inspection to any person who shall have been a shareholder for at least six months immediately preceding his or her demand or any person holding at least 5% of a class of outstanding shares on written demand at any reasonable time for any proper purpose. Under Texas Law, a corporation has certain rights calculated to assure itself that the demand for inspection is not for a purpose or interest other than that of the corporation.

     Colorado Law provides a right of inspection to any person who shall have been a shareholder for at least three months immediately preceding the demand or any person holding at least 5% of a class of outstanding shares for a purpose reasonably related to such person's interest as a shareholder and provides at least 5 days prior written notice.

     Payment  of    Dividends.    Under  Texas Law dividends may be declared and
     ------------------------
distributions may be made generally only if (i) after giving effect to the distribution the corporation is not insolvent or (ii) the distribution does not exceed the surplus of the corporation.

     Under Colorado Law all distributions of funds with respect to a corporation's shares, whether as dividends, redemptions, repurchase of shares or otherwise, may be made if, after such distribution, (i) the corporation can pay its debts as they presently become due in the usual course of business and (ii) the corporation's total assets are not less than the sum of its total liabilities, plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights, on dissolution, of shareholders whose preferential rights are senior to those receiving the distribution.

     Management believes that the Texas Law provides additional protection to the shareholders investment by restricting the type of distributions that can be made by the Company.

     Indemnification.    Both Texas Law and Colorado Law authorize a corporation
     ---------------
to indemnify a director, officer, employee, or any person acting on behalf of the corporation if the person acted in good faith and acted in the best interest of the corporation. Under both Texas Law and Colorado Law, the corporation must make a determination that indemnification is available to the person seeking indemnification by either (i) a majority vote of the non-interested directors,
(ii) by appointment of special legal counsel, or (iii) by vote of the shareholders. In both cases, any advancement of expenses must be notified to the shareholders previous to the next shareholders' meeting or the next action taken by the shareholder by written consent.

     One material difference between Texas Law and Colorado Law with respect to indemnification is that if the person seeking indemnification is found liable to the corporation itself or is found to have derived a personal benefit from his or her actions, in Colorado the person is entitled to no indemnification and in Texas the person is limited to indemnification for his or her actual expenses incurred unless the person has been found liable for willful or intentional misconduct in his or her actions, which would result in no indemnification.

     Another material difference is that under Texas Law a determination by the shareholders that indemnification is available must be made by the shares not owned or controlled by the person claiming indemnification. Under Colorado Law, the determination is made by the shareholders in the same manner that shareholder vote is made.

     Texas  Business  Combination  Law.   Under a new Texas Business Combination
     ---------------------------------
Law, a public corporation cannot enter into a direct or indirect business combination with a shareholder who owns 20% or more of the corporation's votes or has owned 20% or more of the corporation's votes during the previous three years prior to the proposed business combination unless the business combination was approved by the board of directors prior the shareholder's becoming a 20% or more owner or unless the shareholders approve the business combination by a vote of two-third or more of the outstanding votes of the corporation not including the shareholder who is a party to the business combination.

     Colorado  does  not  have  any  such  business  combination  law.

     Transfer  Agent and  Registrar.  Corporate Stock Transfer, Inc., located at
     ------------------------------
370 Seventeenth Street, Denver, Colorado, 80202-4614, (303) 595-3300, is the transfer agent and registrar for the Common Stock of the Company and will continue to be the transfer agent after the consummation of the Migratory Merger.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL I TO APPROVE THE CHANGE IN THE STATE OF THE COMPANY'S INCORPORATION TO TEXAS.

                                  PROPOSAL II

     As indicated above, all Common Stock shareholders of the Company will receive one share of VEC Common for every 3.3333 shares of Common Stock presently held. All Preferred Stock shareholders in the Company will receive one share of VEC Preferred for every one share of Preferred Stock presently held. The rights and privileges attributable to the Common Stock and the Preferred Stock will be identical to the rights and privileges of the VEC Common and the VEC Preferred; provided however, that the voting percentages of the VEC Common and the Class AA Preferred Stock of VEC with respect to 100% of the votes of VEC will be reduced.

     If the Migratory Merger is approved, then the voting rights of the holders of Common Stock and Class AA Preferred Stock of the Company will be decreased with respect to the overall voting rights of the Company. This result stems from the fact that the holders of Class B Preferred Stock of the Company will continue to have the same number of total votes after receiving the identical Class B Preferred Stock from VEC upon the exchange pursuant to the Migratory Merger. In contrast, the holders of VEC Common will hold a number of shares that has been reduced by a ratio of one share of VEC Common for every 3.3333 shares of Common Stock, and the holders of VEC's Class AA Preferred Stock.will hold a reduced number of votes because the voting rights of VEC's Class AA Preferred Stock is based on its conversion ratio into VEC Common which will have been reduced by the same ratio of one share of VEC Common for every 3.3333 shares of Common Stock.

     Previous to the Migratory Merger, the holders of outstanding Common Stock held 16.5% of the total vote in the Company. If the Migratory Merger is approved, the holders of outstanding Common Stock will hold approximately 6.3% of the total vote of the Company. The table below indicates the changes in voting percentages before and after the Migratory Merger.

                         Before Migratory  Merger    After Migratory Merger
Votes Outstanding           Number    Percentage     Number    Percentage
Common Stock              11,833,733        16.5%   3,550,155         6.3%
Class AA Preferred Stock   9,999,900        13.9%   3,000,000         5.3%
Class B Preferred Stock   50,000,000        69.6%  50,000,000        88.4%
 TOTALS                   71,833,633         100%  56,550,155         100%
========================  ==========  ===========  ==========  ===========

     The holders of Preferred Stock effectively control the majority of votes of the Company presently and will continue to control the majority of votes of the Company after approval of the Migratory Merger.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL II TO APPROVE THE EXCHANGE OF COMMON STOCK AND PREFERRED IN THE MANNER DESCRIBED HEREIN AND IN THE AGREEMENT AND PLAN OF MERGER ATTACHED HERETO AS APPENDIX A.

Rights  of  Dissenting  Shareholders

     Under Colorado Law, dissenting shareholders of the Company will be entitled to dissenters' rights if the Migratory Merger is consummated. Any shareholder who desires to exercise such dissenters' rights must strictly comply with the requirements of Article 113 of the Colorado Business Corporation Act; failure to so comply may result in the loss of such dissenters'' rights. A copy of Article 113 is attached hereto as Appendix D, and shareholders are referred to Appendix D for a full statement of its provisions.

     In  general,    Article  113  requires  a  shareholder  seeking  to enforce dissenter's  rights  to:

     (a)      file with the Company, prior to the vote, a written statement that
the  shareholder  intends    to    demand   payment for his or her shares if the
Migratory  merger  is  effectuated;

     (b)          not  vote    in  favor  of  the  Migratory  Merger;  and

     (c) file with the Company, within 30 days after receipt of a notice from the Company stating that the Migratory Merger was approved by the
Company's  shareholders,  a  written notice to demand payment in compliance with
Article 113 and to deposit with the Company the shareholder's certificate(s) representing shareholder's shares. After filing the demand payment notice, the shareholder will retain all the rights of a shareholder, except for the ability to transfer Shares, until the effective date of the Migratory Merger, upon which date all shareholder's rights as a shareholder shall terminate except only to receive the fair value of the shares.

     Upon receipt of the shareholder's notice, in the event that the Company and the shareholder do not agree on the fair market value of such shareholder's Common Stock, the Company or the Shareholder may institute a special court proceeding to determine the rights of the dissenting shareholder and to fix the fair value of shareholder's shares of the Common Stock.

     A vote against the Migratory Merger will not satisfy the notice requirement under Colorado Law. Any shareholder wishing to enforce his rights under Article 113 must file a separate notice of election to exercise dissenter's rights, in the manner and within the time frames, specified in Article 113. All such notices may be sent to the Company at 5599 San Felipe, Suite 620, Houston, Texas, 77056, or faxed at (713) 850-1974.

         FAILURE TO COMPLY WITH ANY OF THE PROCEDURAL REQUIREMENTS OF ARTICLE 113 MAY RESULT IN A TERMINATION OR WAIVER OF DISSENTERS' RIGHTS UNDER ARTICLE 113.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding beneficial ownership of outstanding Shares as of the Record Date, by (i) each person who is known by the Company to own beneficially five percent or more of the outstanding Shares, (ii) the Company's directors, CEO, and other executive named officers, and (iii) all directors and executive officers as a group.

                                                                                            Amount
                                                                                        and Nature of
Name and Address                                                                          Beneficial     Percent
of Beneficial Owner                      Title of Class          Position or Title        Ownership      of Class
-----------------------------------  -----------------------  ------------------------  --------------  ---------
Samuel M. Skipper,
5599 San Felipe,                                              Director,
Suite 620,                                                    Chairman of the Board,
Houston, Texas, 77056                Common Stock             Chief Executive Officer       5,433,334       45.9%
-----------------------------------  -----------------------  ------------------------  --------------  ---------
                                     Class B
                                     Preferred Stock                                          250,000         50%
-----------------------------------  -----------------------  ------------------------  --------------  ---------
Stephen Noser,
5599 San Felipe,                                              Director,
Suite 620,                                                    President, Secretary,
Houston, Texas, 77056                Common Stock             and Assistant Treasurer   1,166,666.5(1)       9.9%
-----------------------------------  -----------------------  ------------------------  --------------  ---------
                                     Class B
                                     Preferred Stock                                          250,000         50%
-----------------------------------  -----------------------  ------------------------  --------------  ---------
Gary Countryman,
5599 San Felipe,                                              Chief Operating Officer,
Suite 620,                                                    Vice President,
Houston, Texas, 77056                Common Stock             and Assistant Secretary       1,000,000        8.5%
-----------------------------------  -----------------------  ------------------------  --------------  ---------
Randal McDonald,
5599 San Felipe,                                              Chief Financial Officer,
Suite 620,                                                    Treasurer,
Houston, Texas, 77056                Common Stock             and Assistant Secretary             -0-        -0-
-----------------------------------  -----------------------  ------------------------  --------------  ---------
Lisbon Development Company, L.L.C.,
1330 Post Oak                        Class AA 6%
Blvd., Suite 2222,                   Cumulative Convertible
Houston, Texas, 77056                Preferred Stock          N/A                              29,400         98%
                                     -----------------------  ------------------------  --------------  ---------
All Officers and directors           Common Stock             N/A                       7,600,000.5(1)      64.3%
-----------------------------------  -----------------------  ------------------------  --------------  ---------
                                     Class B
                                     Preferred Stock          N/A                             500,000        100%
-----------------------------------  -----------------------  ------------------------  --------------  ---------
                                     Class AA 6%
                                     Cumulative Convertible
                                     Preferred Stock          N/A                                 -0-        -0-
                                     =======================  ========================  ==============  =========

(1)       Includes 166,666.5 shares of common stock indirectly owned by Mr. Noser because of his 50% ownership in
Old  Vector  Corporation,  which  owns  333,333  shares  of  Common  Stock.

Management

     SAM SKIPPER, 39, CEO/CHAIRMAN. Since 1990, Mr. Skipper has assisted in the consolidation of private and public companies and the entry of such companies into the public markets. From 1996 until the present, Mr. Skipper has been Managing Director of Metropolitan Capital, a boutique investment banking firm specializing in the marketing and financing of small public companies. From 1995 to 1996, Mr. Skipper served as CEO/President of Basic Natural Resources, an oil and gas company which later merged into Synaptix. In 1992, he was the founder, CEO, President and Chairman of ImageTrust, Inc., a public company which was in the diagnostic health care business. In 1990, he served as Founder and Vice President of Corporate Development of Diagnostic Health Corporation (DHC) where he assisted the company in the identification and closing of several acquisitions until DHL's acquisition by HealthSouth Corporation in 1994.

     STEPHEN NOSER, 52, PRESIDENT. Mr. Noser has been President or Managing Director of Vector Energy since 1991. Prior to that time, he served in various management and legal capacities within the oil and gas industry. He was Vice President and General Counsel of MCO Resources, Inc. from 1987 to 1998. He was Associate General Counsel and then General Counsel of Inexco Oil Company from 1983 to 1986. He also served o Inexco's Board of Directors and as a member of the company's operating committee. Both at Inexco and MCO, Mr. Noser had primary responsibility for all SEC reporting requirements and preparation of all registration statements. From 1977 to 1983, he served in various legal capacities within the American Natural Resources System. From 1974 to 1977, he served as an attorney for Mitchell Energy & Development Corp. Mr. Noser holds a B.A. from the University of St. Thomas and a J.D. degree from the University of
Houston.    He  is  a  member  of  the  Texas  and  Houston  Bar  Associations.

     RANDAL MCDONALD, 40, CHIEF FINANCIAL OFFICER. Mr. McDonald has nineteen years experience in the field of public accounting. Since 1993, he has provided general financial consulting and litigation support services to a variety of companies. Such services have included preparation and review of public and private offering documents, preparation of pro forma financial statements utilized in raising capital, and services as interim chief financial officer. From 1979 to 1985, he was with KPMG Peat Marwick's Houston office, specializing in public oil and gas companies. During 1986, he served a one year rotational assignment in KPMG Peat Marwick's world headquarters developing their audit
software.    During  1987,  he  served  as  Chief  Financial  Officer  for  IBS
Technologies, Ltd., a publicly traded computer software company. From 1988 to 1992, he was with Arthur Andersen's Denver office, specializing in public oil and gas companies. Mr. McDonald holds a B.B.A. in accounting from the University of Texas at Austin and is a licensed CPA in Texas and Colorado.

     GARY COUNTRYMAN, 60 VICE PRESIDENT-CHIEF OPERATING OFFICER. Mr. Countryman has been a consulting petroleum engineer since 1987. Since 1996, he has devoted substantial time to the activities of Vector Energy. Prior to 1987, Mr. Countryman served in a variety of capacities for Conoco, Inc. From 1984 to 1986, he was the Managing Director in charge of Conoco's operations in Egypt where he managed a $200 million annual budget and set the organization in place to develop one billion barrels of reserves. From 1980 to 1984, he was Manager of Operations. From 1978 to 1980, he served as Manager of Conoco's operations in Dubai. From 1975 to 1977, he served as Division Manager in Midland, Texas. From 1971 to 1976, he served as assistant division manager in Oklahoma City.
From 1961 to 1976, he served in Conoco's research and development department with special emphasis on water flood operations. Mr. Countryman holds an M.S. in Engineering from the University of California at Berkeley. He is a member of Phi Beta Kappa, the American Petroleum Institute and the society of Petroleum Engineers.

                               CHANGE OF CONTROL

     On May 8, 1998, the Company entered into an asset acquisition transaction with Old Vector Corporation, a Texas corporation ("Old Vector," formerly known as Vector Energy Corporation), in which Stephen Noser, a 50% owner of Vector, and Samuel Skipper acquired 78.8% of the voting rights of the Company and in the process became the sole two directors of the Company. In addition, Mr. Noser became the President, Secretary, and Assistant Treasurer of the Company, and Mr. Skipper became the Chairman of the Board and Chief Executive Officer of the Company. Previous to the transaction, Michael R. Quinn and Jay Lutsky controlled 74.37% of the votes of the Company and acted the Company's directors and executive officers.

     In the transaction, Mr. Noser subscribed for 1,000,000 shares of Common Stock for a total consideration of $1,000 and received 250,000 shares of Class B Preferred Stock upon becoming a director. The Class B Preferred Stock is not convertible but has 100 votes for every share of Class B Preferred Stock. Pursuant to his ownership of Vector, Mr. Noser indirectly received 166,666.5 Shares (half of the 333,333 shares of Common Stock Old Vector received in exchange for assets that Old Vector transferred to the Company). Mr. Noser owns 36.4% of the total votes of the Company.

     Also in the transaction, Mr. Skipper subscribed for 5,433,334 shares of Common Stock for a total consideration of $1,000 and received 250,000 shares of Class B Preferred Stock upon becoming a director. Mr. Skipper owns 42.4% of the total votes of Registrant.

                            SOLICITATION OF PROXIES

     This solicitation is being made by mail on behalf of the Board, but may also be made without additional remuneration by officers or employees of the Company by telephone, telegraph, facsimile transmission or personal interview. The expense of the preparation, printing and mailing of this Proxy Statement and the enclosed form of Proxy and Notice of Special Meeting, and any additional material relating to the Meeting which may be furnished to shareholders by the Board subsequent to the furnishing of this Proxy Statement, has been or will be borne by the Company. The Company will reimburse banks and brokers who hold Shares in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such Shares. It is anticipated that the cost of such supplementary solicitations, if any, will not be material.

                                 OTHER MATTERS

     The Company is not aware of any business to be presented for consideration at the Meeting, other than that specified in the Notice of Annual Meeting. If any other matters are properly presented at the Meeting, it is the intention of the persons named in the enclosed Proxy to vote in accordance with their best judgment.

                             SHAREHOLDER PROPOSALS

     Any shareholder who intends to submit a proposal at the next annual meeting of Shareholders and who wishes to have the proposal considered for inclusion in the proxy statement and form of proxy for that meeting must, in addition to complying with the applicable laws and regulations governing submission of such proposals, deliver the proposal to the Company for consideration no later than August 1, 1998, Such proposals should be sent to the Corporate Secretary of the Company at 5599 San Felipe, Suite 620, Houston, Texas, 77056.

                      NOTICE TO BANKS, BROKER-DEALERS AND
                       VOTING TRUSTEES AND THEIR NOMINEES

     Please advise the Company whether other persons are the beneficial owners of the Shares for which proxies are being solicited from you, and, if so, the number of copies of this Proxy Statement and other soliciting materials you wish to receive in order to supply copies to the beneficial owners of the Shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS, WHETHER OR NOT THEY EXPECT TO ATTEND THE MEETING IN PERSON, ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE. BY RETURNING YOUR PROXY PROMPTLY YOU CAN HELP THE COMPANY AVOID THE EXPENSE OF FOLLOW-UP MAILINGS TO ENSURE A QUORUM SO THAT THE MEETING CAN BE HELD. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE A PRIOR PROXY AND VOTE THEIR PROXY IN PERSON AS SET FORTH IN THIS PROXY STATEMENT.

                                     By  Order  of  the  Board  of  Directors
                                     /s/  Samuel  M.  Skipper
                                     -------------------------------------------
                                     Samuel  M.  Skipper,  Chairman of the Board

Houston,  Texas
June  8,  1998

                                   APPENDIX A


                      FORM OF AGREEMENT AND PLAN OF MERGER

     THIS AGREEMENT AND PLAN OF MERGER (this "Merger Agreement") dated as of ______________, 1998, by and between Sunburst Acquisitions II, Inc., a Colorado corporation ("Sunburst"), and Vector Energy Corporation, a Texas corporation and a wholly owned subsidiary of Sunburst ("VEC").

                              W I T N E S S E T H:

     WHEREAS, Sunburst has an authorized capitalization of (a) 100,000,000 shares of common stock, no par value per share ("Sunburst Common"), of which 11,833,733 shares are issued and outstanding on the date hereof and (b)
20,000,000 shares of preferred stock ("Sunburst Preferred Stock"), of which 30,000 shares of Class AA 6% Cumulative Convertible Preferred Stock ("Sunburst Class AA Preferred") and 250,000 shares of Class B Preferred Stock ("Sunburst Class B Preferred") are issued and outstanding as of the date hereof.

     WHEREAS, VEC has an authorized capitalization of (a) 100,000,000 shares of common stock, no par value per share ("VEC Common"), of which 1,000 shares are issued and outstanding as of the date hereof and all of such shares are held by Sunburst, and (b) 20,000,000 shares preferred stock ("VEC Preferred Stock"), which are divided in two classes, Class AA 6% Cumulative Convertible Preferred Stock ("VEC Class AA Preferred") and Class B Preferred Stock ("VEC Class B
Preferred"),  none  of  which  is  issued  and  outstanding.

     WHEREAS, the respective Boards of Directors of Sunburst and VEC deem it advisable and in the best interest of the corporations and their shareholders that Sunburst reincorporate in Texas by means of a merger into VEC, as herein contemplated, and in accordance therewith that Sunburst be merged with and into VEC in the manner contemplated herein (the "Merger"), with VEC being the surviving corporation, and that the Sunburst Common and Sunburst Preferred be exchanged for VEC Common and VEC Preferred, on the basis of one share of VEC Common for every 3.3333 shares of Sunburst Common and one share of VEC Preferred for every one share of Sunburst Preferred with the result that the holders of Sunburst Common and Sunburst Preferred will become the holders of all of the VEC Common and VEC Preferred upon consummation of the transactions provided for herein, and that such Merger be submitted to and approved and adopted by the holders of Sunburst Common and voting Sunburst Preferred and by Sunburst as sole shareholder of VEC;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and subject to the conditions herein set forth and for the purpose of stating the terms and conditions of the Merger, the mode of effecting the same, the manner of converting the shares of Sunburst Common and Sunburst Preferred issued and outstanding immediately prior to the filing of the Articles of Merger with the Secretary of State of the State of Colorado and with the Secretary of State of the State of Texas (the date and time of the last to occur of such filings being herein called the "Effective Date"), into shares of VEC Common and VEC Preferred, the manner of exchanging the shares of Sunburst Common and Sunburst Preferred issued and outstanding immediately prior to the Effective Date for shares of VEC Common and VEC Preferred, and such other details and provisions as are deemed desirable, the parties hereto have agreed, subject to the terms and conditions hereinafter set forth and in accordance with the terms and provisions of the Colorado Business Corporation Act (the "Colorado Law") and the Texas Business Corporation Act (the "Texas Law"), as follows:

                                    ARTICLE I

                           MERGER OF SUNBURST AND VEC

     Section  1.01.  Merger  by Operation of Law.  On the Effective Date hereof,
     -------------
pursuant to the provisions of the Colorado Law and the Texas Law, Sunburst and VEC shall be merged into a single corporation by Sunburst merging with and into VEC, with VEC being the surviving corporation (hereinafter sometimes referred to as the "Surviving Corporation"). Upon consummation of the Merger, the separate corporate existence of Sunburst shall cease and the Surviving Corporation shall become the owner, without transfer by operation of law, of all rights, powers, assets, qualifications and property of Sunburst, and the Surviving Corporation shall become subject to all debts and liabilities of Sunburst in the same manner as if the Surviving Corporation had itself incurred them.

     Section  1.02.  Name  of  Surviving Corporation.  The name of the Surviving
     -------------
Corporation shall be "Vector Energy Corporation." The purposes of the corporation, the county where the principal office for the transaction of business shall be located, the number and classification of directors, and the capital stock of the Surviving Corporation shall be as appears in the Articles
of    Incorporation    of  VEC  and  as  hereinafter  set  forth.

     Section  1.03.  Charter  and  Bylaws  of VEC.  From and after the Effective
     -------------
Date and until thereafter duly amended as provided by law, the Articles in Incorporation of VEC and the Bylaws of VEC, in each case as in effect at the Effective Date, shall become the Articles of Incorporation and Bylaws of the Surviving Corporation.

     Section  1.04.    Directors  and  Officers  of  VEC.
     -------------

     (a) The number of directors of VEC immediately prior to the Effective Date shall be the number of directors of the Surviving Corporation, and the directors of VEC immediately prior to the Effective Date shall be the directors of the Surviving Corporation, to hold office in the same position as in effect immediately prior to the Effective Date, in accordance with the Bylaws of the Surviving Corporation, until their respective successors are duly appointed or elected and qualified, or their prior death, resignation or removal.

     (b) The officers of Sunburst immediately prior to the Effective Date shall be the officers of the Surviving Corporation until their respective successors are duly elected and qualified, or their prior resignation, removal or death.

                                   ARTICLE II

                         EXCHANGE AND ISSUANCE OF STOCK

     Section  2.01. The Merger.  The manner of effecting the Merger contemplated
     -------------
herein, including the conversion of the shares of Sunburst Common and Sunburst Preferred issued and outstanding immediately prior to the Effective Date into shares of VEC Common and VEC Preferred shall be as follows:

     (a) At the Effective Date each of the following transactions shall be deemed to occur simultaneously:

          (i) Shares of Sunburst Common issued and outstanding immediately prior to the Effective Date shall, by virtue of the Merger and without any action on the part of the holder thereof, automatically be cancelled and converted into the right to receive one fully paid and non-assessable share of VEC Common for every 3.3333 shares of Sunburst Common held of record.

          (ii) Shares of Sunburst Preferred issued and outstanding immediately prior to the Effective Date shall, by virtue of the Merger and without any action on the part of the holder thereof, automatically be cancelled and converted into the right to receive one fully paid and non-assessable share of VEC Preferred, having the same rights and preferences as the Sunburst Preferred share exchanged, for every one share of Sunburst Common held of record; provided however, that the VEC Class AA Preferred's conversion ratio to VEC Common as compared to Sunburst Class AA Preferred's conversion ratio to Sunburst Common has been reduced by the ratio of one share of VEC Common to every 3.3333 shares of Sunburst Common which reduces the number of votes that VEC Class AA Preferred shareholders have in VEC.

          (iii) All shares of Sunburst Common and Sunburst Preferred which shall then be held in Sunburst's treasury, if any, shall cease to exist, and all certificates representing such shares shall be cancelled by virtue of the Merger.

          (iv) Each share of VEC Common presently issued in the name of Sunburst shall be cancelled and retired and shall resume the status of authorized and unissued shares of VEC Common and no shares of VEC Common or other securities of VEC shall be issued in respect thereof.

     (b)          At  or  after  the  Effective  Date:

          (i) Each certificate or certificates representing issued and outstanding shares of Sunburst Common and Sunburst Preferred (a "Former Holder") shall be deemed cancelled and of no further force in effect. Concurrently, VEC will direct Corporate Stock Transfer, Inc., or such other agent or agents as may be appointed by VEC (the "Exchange Agent") to issue holders of Sunburst Common, or transferee, a certificate or certificates representing one share of VEC Common for every 3.3333 shares of Sunburst Common previously represented by the stock certificates upon the due presentment of the Sunburst Common certificate to the Exchange Agent. Further, the Exchange Agent or VEC will issue to the holders of Sunburst Preferred, or transferee, a certificate or certificates representing one share of VEC Preferred for every one share of Sunburst Preferred previously represented by the stock certificates upon due presentment of the Sunburst Preferred certificate to the Exchange Agent or to VEC. The stock transfer books for Sunburst Common and Sunburst Preferred shall be deemed to be closed at the Effective Date with respect to each such share of Sunburst Common and Sunburst Preferred, and no transfer of such shares shall thereafter be made on such books.

          (ii) If any certificate for VEC Common or VEC Preferred is to be issued in a name other than that in which the certificate for Sunburst Common or Sunburst Preferred is registered, it shall be a condition of such exchange that the certificate be surrendered to VEC and be properly endorsed and otherwise in proper form for transfer and that the person requesting such exchange shall pay to the Exchange Agent any transfer or other taxes required by reason of the issuance of such VEC Common or VEC Preferred in any name other than that of the registered holder of the certificate surrendered, or established to the satisfaction of the Exchange Agent that such tax has been paid or is not applicable. Further, the holder of Sunburst Common or Sunburst Preferred requesting such an exchange shall provide VEC with an opinion of counsel acceptable to VEC that such issuance is proper and conforms with the Securities Act of 1933, as amended, and with any applicable state securities laws.

     Section  2.02. Dissenting  Shareholders.  Notwithstanding the provisions of
     -------------
Section 2.01, any outstanding shares of Sunburst Common or Sunburst Preferred held by shareholders who shall have elected to dissent from the Merger and who shall have exercised and perfected dissenters' rights with respect to such shares in accordance with Article 113 of the Colorado Law ("Dissenting Shareholders") shall not be converted into shares of VEC Common or VEC Preferred but shall be entitled to receive only such consideration as shall be provided in said Article 113, except that Sunburst Common or Sunburst Preferred outstanding on the Effective Date and held by a Dissenting Shareholder who shall thereafter withdraw his or her election to dissent from the Merger or lose his or her right to dissent from the Merger as provided in said Article 113, shall be deemed converted, as the Effective Date, into such number of shares of VEC Common or VEC Preferred as such holder otherwise would have been entitled to receive as a result of the Merger.

                                   ARTICLE III

                              SHAREHOLDER APPROVAL

     Section  3.01.  Approval  by Shareholders of Sunburst.  Sunburst shall duly
     -------------
convene the Special Meeting of Shareholders of Sunburst (the "Special Meeting") in connection with which, among other things, the approval by such shareholders of this Merger Agreement, and the transactions contemplated hereby, shall be solicited. Sunburst shall use its reasonable best efforts to obtain such approval.

     Section  3.02.  Approval  by  Sole  Shareholder  of VEC.  Sunburst, as sole
     -------------
shareholder of VEC, shall consent in writing to the execution of this Merger Agreement prior to the Effective Date.

                                   ARTICLE IV

                           CLOSING CONDITIONS; CLOSING

     Section 4.01.  Closing  Conditions.  The consummation of the Merger and the
     ------------
transactions set forth in this Merger Agreement are subject to the satisfaction on or prior to the Effective Date of the following conditions:

     (a) The transactions contemplated by this Merger Agreement shall have received the approval by affirmative vote of the holders of a majority of the shares of Sunburst entitled to vote at the record date of the Special Meeting.

     (b)     The  absence  of  any  material   pending  or  threatened
litigation concerning the Merger or any other transaction contemplated by the Merger Agreement (unless such condition shall be waived by the Board of Directors of Sunburst).

     Section  4.02.  Closing.  The  closing  under  this  Merger Agreement shall
     -------------
occur on the Effective Date at a place mutually convenient to all the parties hereto.

                                    ARTICLE V

                      TERMINATION OR ABANDONMENT OF MERGER

     This Merger Agreement may be terminated and the Merger abandoned at any time prior to the Effective Date by the Board of Directors of Sunburst, if the Board of Directors of Sunburst shall determine for any reason that the consummation of the transaction contemplated hereby would be inadvisable or not in the best interests of Sunburst and its shareholders.

                                   ARTICLE VI

                                   AMENDMENTS

     At any time prior to the Effective Date, the parties hereto may by written agreement amend, modify or supplement any provision of this Merger Agreement, provided that no such amendment, modification or supplement may be made if, in the sole judgment of the Board of Directors of Sunburst, it will materially and adversely affect the rights and interests of Sunburst's shareholders.

                                   ARTICLE VII

                                  GOVERNING LAW

     This Merger Agreement has been delivered in, and shall be construed under and in accordance with the laws of the State of Texas except to the extent the laws of Colorado shall apply to the Merger.

                                  ARTICLE VIII

                                    HEADINGS

     The headings set forth herein are for convenience only and shall not be used in interpreting the text of the section in which they appear.

                                   ARTICLE IX

                             SUCCESSORS AND ASSIGNS

     This Merger Agreement may not be assigned by either party without the consent of the other party hereto, and this Merger Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

                                    ARTICLE X

                                  COUNTERPARTS

     For the convenience of the parties hereto, this Merger Agreement may be executed in separate counterparts, each of which, when so executed, shall be deemed to be an original, and such counterparts when taken together shall constitute but one and the same instrument.

                                   ARTICLE XI

                           EXTENSIONS OF TIME; WAIVERS

     Any time prior to the Effective Date the parties hereto may, by written agreement (a) extend time for the performance of any of the obligations or other acts of the parties hereto, (b) waive any breach or inaccuracy in the representations and warranties contained in this Merger Agreement or in any document delivered pursuant hereto, or (c) waive compliance with any of the covenants, conditions or agreements contained in this Merger Agreement, except as set forth in Section 4.01 hereof.

     IN WITNESS WHEREOF, Sunburst and VEC, pursuant to the approval and authority duly given by resolutions adopted by their respective Boards of Directors, each have caused this Merger Agreement to be executed by a duly authorized officer thereof, each of whom affirms the statements made herein by his or her respective company under penalty of perjury, and has further caused its respective corporate seal to be hereunto affixed, as of the date first above written.


                               VECTOR  ENERGY  CORPORATION,  a  Texas
                               corporation

                               By_______________________________________________
                               Name:____________________________________________
                               Title:___________________________________________



                               SUNBURST ACQUISITIONS II, INC., a Colorado corporation

                               By_______________________________________________
                               Name:____________________________________________
                               Title:___________________________________________

                                  APPENDIX B-1

                            ARTICLES OF INCORPORATION

                                       OF

                            VECTOR ENERGY CORPORATION


     The undersigned natural person of the age of eighteen years or more, acting as incorporator of a corporation under the Texas Business Corporation Act, hereby adopts the following Articles of Incorporation for such corporation:

                                    ARTICLE I

     The  name  of  the  corporation  is  Vector  Energy  Corporation.

                                   ARTICLE II

     The  period  of  its  duration  is  perpetual.

                                   ARTICLE III

     The  purpose  or  purposes  for  which  the  corporation  is organized are:
          In general, to transact any or all lawful business for which corporations may be organized under the Texas Business Corporation Act.

                                   ARTICLE IV

     The aggregate number of shares which the corporation shall have authority to issue is ONE-HUNDRED TWENTY MILLION (120,000,000), consisting of ONE-HUNDRED MILLION (100,000,000) shares of no-par value Common Stock and TWENTY MILLION (20,000,000) shares of Preferred Stock, par-value as set by the Board of Directors.

     The preferences, rights, qualifications, limitations and restrictions of said classes of stock are as follows:

     1. The shares of preferred stock may be issued from time to time by the Board of Directors of the Corporation as shares of one or more series of preferred stock, and the Board of Directors is expressly authorized, prior to issuance, in the resolution or resolutions providing for the issuance of shares of each particular series, to fix the designations, rights, qualifications, limitations and restrictions of each such series, including but not limited to, the following:

          (a) the distinctive serial designation of such series which shall distinguish it from other series;

          (b) the number or shares included in such series, which number may be increased or decreased from time to time unless otherwise provided by the Board of Directors in creating the series;

          (c) the annual dividend rate (or method of determining such rate) for shares of such series and the date or dates upon which (or method of determining such date or dates) such dividends shall be payable;

          (d) whether dividends on the shares of such series shall be cumulative, and, in the case of shares of any series having cumulative dividend rights, the date or dates or method of determining the date or dates from which dividends on the shares of such series shall be cumulative;

          (e) the amount or amounts which shall be paid out of the assets of the Corporation to the holders of the shares of such series upon voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

          (f) the price or prices at which, the period or periods within which and the terms and conditions upon which the shares of such series may be redeemed, in whole or in part, at the option of the Corporation;

          (g) the obligation, if any, of the Corporation to purchase or redeem shares of such series pursuant to a sinking fund or otherwise and the price or prices at which, the period or periods within which and the terms and conditions upon which the shares of such series shall be redeemed, in whole or in part, pursuant to such obligation;

          (h) the period or periods within which and the terms and conditions, if any, including the price or prices or the rate or rates of conversion and the terms and conditions of any adjustments thereof, upon which the shares of such series shall be convertible at the option of the holder into shares of any class of stock or into shares of any other series of preferred stock of the Corporation;

          (i) the voting rights, if any, of the shares of such series in addition to those required by law, including the number of votes per share and any requirement for the approval by the holders of preferred stock, or of the shares of one or more series thereof, or of both, as a condition to specified corporate action or amendments to the articles of incorporation of the Corporation;

          (j) the ranking of the shares of the series as compared with shares of other series of the preferred stock in respect to the right to receive dividends and the right to receive payments out of the assets of the Corporation upon voluntary or involuntary liquidation, dissolution or winding up of the Corporation; and

          (k) any other relative rights, prefer-ences or limitations of the shares of the series not inconsistent herewith or with applicable law.

     2. All shares of preferred stock shall rank senior to the shares of common stock in respect of the right to receive dividends and the right to receive payments out of the assets of the Corporation upon voluntary or involuntary liquidation, dissolution or winding up of the Corporation. All shares of preferred stock redeemed, purchased or otherwise acquired by the Corporation (including shares surrendered for conversion) shall be cancelled and thereupon restored to the status of authorized but unissued shares of preferred stock undesignated as to series.

     3. No holder of shares of common stock or preferred stock shall be entitled as a matter of right to subscribe for or purchase, or have any preemptive right with respect to, any part of any new or additional issue of stock of any class whatsoever, or of securities convertible into any stock of any class whatsoever, whether now or hereafter authorized and whether issued for cash or other consideration or by way of dividend.

     4. Except as otherwise provided by the Board of Directors in accordance with paragraph 1 above in respect of any series of the preferred stock, all voting rights of the Corporation shall be vested exclusively in the holders of the common stock who shall be entitled to one vote per share and no shareholder of the corporation shall have the right of cumulative voting at any election of directors or upon any other matter.

                                    ARTICLE V

     If, with respect to any action taken by the shareholders of the corporation, any provision of the Texas Business Corporation Act would, but for this Article V, require the vote or concurrence of the holders of shares having more than a majority of the votes entitled to be cast thereon, or of any class or series thereof, the vote or concurrence of the holders of shares having only a majority of the votes entitled to be cast thereon, or of any class or series thereof, shall be required with respect to any such action.

                                   ARTICLE VI

     Any action which the Texas Business Corporation Act permits or requires to be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice, and without a vote, if the consent or consents in writing, setting forth the action so taken, shall be signed and dated by the holder or holders of shares having not less than the minimum number of votes necessary to take such action if a meeting had been held.

                                   ARTICLE VII

     The corporation will not commence business until it has received for the issuance of its shares consideration of the value of not less than One Thousand Dollars ($1000.00), consisting of money, labor done or property actually received.

                                  ARTICLE VIII

     The post office address of the corporation's initial registered office is 5599 San Felipe, Suite 620, Houston, Texas, 77056, and the name of its initial registered agent is Stephen Noser.

                                   ARTICLE IX

     The  number of directors constituting the initial board of directors is two
(2), and the names and addresses of the persons who are to serve as directors until the first annual meeting of the shareholders or until their successors are elected and qualified are:

          Name                          Address
          ----                          -------

          Stephen Noser                 5599 San Felipe, Suite 620
                                        Houston,  Texas  77056

          Samuel M. Skipper             5599 San Felipe, Suite 620
                                        Houston,  Texas  77056

                                    ARTICLE X

     The  name  and  address  of  the  incorporator  is:

          Name                          Address
          ----                          -------

          Stephen Noser                 5599 San Felipe, Suite 620
                                        Houston, Texas 77056

                                   ARTICLE XI

     To the fullest extent permitted by Texas statutes, as the same exist or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits broader limitations than permitted prior to such amendment), a director of this corporation shall not be liable to the corporation or its share-holders for monetary damages for an act or omis-sion in the director's capacity as a director. Any repeal or amendment of this Article by the shareholders of the corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the corpora-tion existing at the time of such repeal or amend-ment.

     IN WITNESS WHEREOF, I have hereunto set my hand this ___ day of June, 1998.


                                        -----------------------------
                                        Stephen Noser

                                  APPENDIX B-2

                    CERTIFICATE OF DESIGNATION, PREFERENCES,
                             RIGHTS AND LIMITATIONS
                                       OF
               CLASS AA 6% CUMULATIVE CONVERTIBLE PREFERRED STOCK
                                       AND
                             CLASS B PREFERRED STOCK
                                       OF
                            VECTOR ENERGY CORPORATION

     Vector Energy Corporation hereinafter called the "Corporation," a corporation organized and existing under the laws of the State of Texas.

     DOES  HEREBY  CERTIFY:

     RESOLVED, that pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation, there is hereby authorized and created out of the Corporation's 20,000,000 authorized shares of preferred stock (the "Preferred Stock") a class of up to 30,000 shares of Preferred Stock designated as Class AA Cumulative Convertible Preferred Stock, par value $100.00 per share (the "6% Preferred Stock"), which shall have the voting powers, preferences, and relative, participating, optional, and other special rights, and the qualifications, limitations or restrictions as set forth below.

A.          Class  AA  6%  Cumulative  Convertible  Preferred  Stock.
            --------------------------------------------------------

     1.     Priority.  The 6% Preferred Stock shall, with respect to the payment
            ---------
of dividends and upon redemption, liquidation, the dissolution, winding up, rank senior and prior to any and all capital stock issued by the Corporation, including, without limitation, the Common Stock as defined below, the Series A Preferred Stock and the Class B Preferred Stock.

     2.     Cash  Dividends  on  6%  Preferred  Stock.
            -----------------------------------------

          (a) The holders of the 6% Preferred Stock shall be entitled to receive, out of the funds of the Corporation legally available therefor, cumulative cash dividends at the annual rate of Six and No/100 Dollars ($6.00) per share, payable quarterly in arrears in equal installments of One and 50/100 Dollars ($1.50) on the last day of January, March, June, and September (unless such day is a non-business day, in which event on the next business day) in each year, commencing on the last day of March 1999, which shall be the dividend payment dates. Dividends on each share of 6% Preferred Stock shall begin to accrue and shall cumulate from the date of original issue of such share ("Issue Date"), whether or not declared, and shall be payable to the holder of such share on the record date (as defined in Section I (c) below). Dividends on account of arrears for any past dividend periods may be declared and paid at any time, without reference to any regular dividend payment date, to holders of record on a record date fixed for such payment by the Board of Directors of the Corporation or by a committee of such Board duly authorized to fix such date by resolution designating such committee.

          (b) The Corporation shall not permit any Subsidiary (as defined below) to purchase, redeem, retire or otherwise acquire for consideration any shares of capital stock of the Corporation unless the Corporation could, pursuant to Section 1(a) hereof purchase, redeem, retire or otherwise acquire such shares of capital stock at such time and in such manner. As used herein, the term "Subsidiary" shall mean a corporation, a majority of the outstanding voting securities of which is owned, directly or indirectly, by the Corporation.

          (c) Dividends on the 6% Preferred Stock shall be payable to holders of record as they appear on the books of the Corporation as of the close of business on any record date for payment of dividends. The record dates for payment of dividends shall be the last day of December, February, May, and August in each year which immediately precedes each respective dividend payment date.

          (d) Dividends payable on the date of any conversion or redemption of the 6% Preferred Stock not occurring on a regular dividend payment date shall be calculated on the basis of the actual number of days elapsed (including the date of conversion or redemption) over a 365-day year.

          (e) No dividends shall be declared or paid or set apart for payment on, and no payment shall be made on account of the purchase, redemption or retirement of, any other series of capital stock of the Corporation, for any period unless full cumulative dividends have been or contemporaneously are declared and paid (or declared and a sum sufficient for the payment thereof set apart for such payment) on the 6% Preferred Stock for all dividend payment periods terminating on or prior to the date of payment of dividends on such stock or other payment date resulting from the repurchase or retirement of such stock. Accumulations of dividends on the 6% Preferred Stock shall not bear interest.

          (f) If the Corporation calls for redemption the 6% Preferred Stock, the Corporation shall reserve sufficient shares of Common Stock for the purpose of issuing such shares of Common Stock to holders of 6% Preferred Stock that determine to convert such shares of 6% Preferred Stock into Common Stock prior to the close of business on the business day prior to the date of redemption. Prior to providing notice for redemption, the Corporation will (i) provide a prospectus in meeting the requirements of Section 10(a)(3) of the Securities Act of 1933, as amended (the "Act"), relating to the issuance of Common Stock (hereinafter defined) upon conversion of the 6% Preferred Stock and will maintain such prospectus through the redemption date; and (ii) obtain an approval for listing the Common Stock on any national securities exchange, on the National Association of Securities Dealers Automated Quotation System, or in the over-the-counter market on which the 6% Preferred Stock is trading on the date notice of redemption is provided.

     3.          Redemption  of  6%  Preferred  Stock  at Option of Corporation.
                 --------------------------------------------------------------

          (a) Subject to the provisions of this Section 2, the 6% Preferred Stock shall be redeemable in whole, but not in part, at the option of the Corporation by unanimous resolution of its Board of Directors at any time after December 31, 1998, at One Hundred and No/100 Dollars ($100.00) per share, plus all dividends accrued and unpaid on such 6% Preferred Stock up to the date fixed for redemption upon giving the notice hereinafter provided.

          (b) Not less than thirty nor more than sixty days prior to the date fixed for redemption of the 6% Preferred Stock, a notice in writing shall be given by mail to the holders of record of 6% Preferred Stock at their respective addresses as the same shall appear on the stock books of the Corporation. Such notice shall state: (i) the redemption date; (ii) the redemption price and the amount of dividends on the 6% Preferred Stock that will be accrued and unpaid to the date fixed for redemption; (iii) the place or places where certificates for shares are to be surrendered for payment of the redemption price; (iv) that the dividends on shares to be redeemed will cease to accrue on such redemption dates; (v) the conversion rights of the shares to be redeemed; (vi) the period within which the conversion rights may be exercised; and (vii) the Conversion Price and the number of shares of the Common Stock issuable upon conversion of a share of 6% Preferred Stock at the time.

          (c) After giving notice of redemption and prior to the close of business on the business day prior to the redemption date, the holders of 6% Preferred Stock so called for redemption may convert such stock into Common Stock in accordance with the conversion privileges set forth in Section 3 hereof. Unless (i) the holder of shares of 6% Preferred Stock to whom notice has been duly given shall have exercised its rights to convert in accordance with Section 3 hereof; or (ii) the Corporation shall default in the payment of the redemption price as set forth in such notice, upon such redemption date such holder shall no longer have any voting or other rights with respect to such shares, except the right to receive the moneys payable upon such redemption from the Corporation, without interest thereon, upon surrender (and endorsement, if required by the Corporation) of the certificates, and the shares represented thereby shall no longer be deemed to be outstanding as of the redemption date. In the event a holder of 6% Preferred Stock provides the Corporation with notice of conversion of all or a portion of such 6% Preferred Stock into shares of Common Stock on or after any notice of redemption is provided, the holder shall have been deemed to convert as of the redemption date provided, however, that in the event the Corporation shall default in the payment of the redemption price as set forth in such redemption notice, the conversion shall not be effective unless the holder of 6% Preferred Stock electing to convert provides written notice to the Corporation within 20 days of the purported redemption date of this desire to effect such conversion.

          (d) The 6% Preferred Stock may not be redeemed and the Corporation may not purchase or otherwise acquire any shares of 6% Preferred Stock unless full cumulative dividends on all outstanding shares of 6% Preferred Stock shall have been paid in full or contemporaneously are declared and paid in full for all past dividend periods.

          (e) All shares of 6% Preferred Stock so redeemed shall have the status of authorized but unissued preferred stock, but such shares so redeemed shall not be reissued as shares of the series of 6% Preferred Stock created hereby.

          (f) No holder of shares of 6% Preferred Stock shall have the right to require the Corporation to redeem all or any portion of such shares.

     4.          Conversion  of  6%  Preferred  Stock  into  Common  Stock.
                 ----------------------------------------------------------

          (a) At any time on or after December 31, 1998, each holder of shares of 6% Preferred Stock may, at such holder's option, convert any or all such shares, plus all dividends accrued and unpaid on such 6% Preferred Stock up to the conversion date, on the terms and conditions set forth in this Section 3, into three hundred thirty three (333) fully paid and non-assessable shares of the Corporation's common stock, no par value per share ("Common -Stock"), except that with respect to any shares of 6% Preferred Stock called for redemption, the conversion right shall terminate at the close of business on the business day prior to the date of redemption, unless default is made in the payment of the redemption price. The number of shares of Common Stock into which each share of 6% Preferred Stock may be converted shall be determined by dividing $4.00 by the Conversion Price (as defined herein) in effect at the time of conversion. The "Conversion Price" per share at which shares of Common Stock shall be initially issuable upon conversion of any shares of 6% Preferred Stock shall be $4.00, subject to adjustment provided below.

          (b) To exercise such holder's conversion privilege, the holder of any shares of 6% Preferred Stock shall surrender to the Corporation during regular business hours at the principal executive offices of the Corporation or the offices of the transfer agent for the 6% Preferred Stock or at such other place as may be designated by the Corporation, the certificate or certificates for the shares to be converted, duly endorsed for transfer to the Corporation (if required by it), accompanied by written notice stating that the holder irrevocably elects to convert such shares. Conversion shall be deemed to have been effected on the date when such delivery is made, and such date is referred to herein as the "Conversion Date." Within three (3) business days after the date on which such delivery is made, the Corporation shall issue and send (with receipt to be acknowledged) to the holder thereof or the holder's designee, at the address designated by such holder, a certificate or certificates for the number of full shares of Common Stock to which the holder is entitled as a result of such conversion, and cash with respect to any fractional interest of a share of Common Stock as provided in paragraph (c) of this Section 3. The holder shall be deemed to have become a stockholder of record of the number of shares of Common Stock into which the shares of 6% Preferred Stock have been converted on the applicable Conversion Date unless the transfer books of the Corporation are closed on that date, in which event he shall be deemed to have become a stockholder of record of such shares on the next succeeding date on which the transfer books are open, but the Conversion Price shall be that in effect on the Conversion Date. Upon conversion of only a portion of the number of shares of 6% Preferred Stock represented by a certificate or certificates surrendered for conversion, the Corporation shall within three (3) business days after the date on which such delivery is made, issue and send (with receipt to be acknowledged) to the holder thereof or the holder's designee, at the address designated by such holder, a new certificate covering the number of shares of 6% Preferred Stock representing the unconverted portion of the certificate or certificates so surrendered.

          (c) No fractional shares of Common Stock or scrip shall be issued upon conversion of shares of 6% Preferred Stock. If more than one share of 6% Preferred Stock shall be surrendered for conversion at any one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of 6% Preferred Stock so surrendered. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of any shares of 6% Preferred Stock, the Corporation shall make an adjustment in respect of such fractional interest equal to the fair market value of such fractional interest, to the nearest 1/100th of a share of Common Stock ' in cash at the Current Market Price (as defined below) on the business day preceding the effective date of the conversion. The "Current Market Price" of publicly traded shares of Common Stock or any other class of Common Stock or other security of the Corporation or any other issuer for any day shall be deemed to be the average of the daily "Closing Prices" for the ten (10) consecutive trading days preceding the Conversion Date. The "Current Market Price" of the Common Stock or any other class of capital stock or securities of the Corporation or any other issuer which is not publicly traded shall mean the fair value thereof as determined by an independent investment banking or appraisal firm experienced in the valuation of such securities or properties selected in good faith by the Board of Directors of the Corporation or a committee thereof or, if no such investment banking or appraisal firm is, in the good faith judgment of the Board of Directors of the Corporation or such committee, available to make such determination, as determined in good faith judgment of the Board of Directors of the Corporation or such committee. The "Closing Price" shall mean the last reported sales price on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, on the National Association of Securities Dealers Automated Quotations System, or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on the National Association of Securities Dealers Automated Quotations System, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Corporation for that purpose.

          (d) The Corporation shall pay any and all issue and other taxes that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of 6% Preferred Stock pursuant hereto. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the 6% Preferred Stock so converted were registered, and no such issue and delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of any such tax, or has established, to the satisfaction of the Corporation, that such tax has been paid.

          (e) The Corporation shall at all times reserve for issuance and maintain available, out of its authorized but unissued Common Stock, solely for the purpose of effecting the conversion of the 6% Preferred Stock, the full number of shares of Common Stock deliverable upon the conversion of all 6% Preferred Stock from time to time outstanding. The Corporation shall from time to time (subject to obtaining necessary director and stockholder action), in accordance with the laws of the State of Texas, increase the authorized number of shares of Corporation's Common Stock if at any time the authorized number of shares of its Common Stock remaining unissued shall not be sufficient to permit the conversion of all of the shares of 6% Preferred Stock at the time outstanding.

          (f) If any shares of Common Stock to be reserved for the purpose of conversion of shares of 6% Preferred Stock require registration or listing with, or approval of, any governmental authority, stock exchange or other regulatory body under any federal or state law or regulation or otherwise, including registration under the Act, and appropriate state securities laws, before such shares may be validly issued or delivered upon conversion, the Corporation will in good faith and as expeditiously as possible meet such registration, listing or approval, as the case may be.


          (g) All shares of Common Stock which may be issued upon conversion of the shares of 6% Preferred Stock will upon issuance by the Corporation be validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof.

          (h) The Conversion Price in effect shall be subject to adjustment from time to time as follows:

               (i) Stock Splits, Dividends and Combinations. In the event that the Corporation shall at any time subdivide the outstanding shares of Common Stock, or shall pay or make a dividend or distribution on any class of capital stock of the Corporation in Common Stock, the Conversion Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and in case the Corporation shall at any time combine the outstanding shares of Common Stock, the Conversion Price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such subdivision, dividend or combination, as the case may be.

               (ii)     Non-Cash  Dividends,  Stock  Purchase  Rights,  Capital
Reorganization  and  Dissolutions.    In  the  event:

                    (A) that the Corporation shall take a record of the holders of the Corporation's Common Stock for the purpose of entitling such holders to receive a dividend, or any other distribution, payable otherwise than in cash; or

                    (B) that the Corporation shall take a record of the holders of Corporation Common Stock for the purpose of entitling such holders to subscribe for or purchase any shares of stock of any class or other securities, or to receive any other rights; or

                    (C) of any capital reorganization of the Corporation, reclassification of the capital stock of the Corporation (other than a subdivision or combination of the Corporation's outstanding shares of Common Stock), consolidation or merger of the Corporation with or into another corporation, share exchange for all outstanding shares of Common Stock under a plan of exchange to which the Corporation is a party, or conveyance of all or substantially all of the assets of the Corporation to another corporation; or

                    (D) of the voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

          then, and in any such case, the Corporation shall cause to be mailed to the holders of record of the outstanding 6% Preferred Stock, at least ten
(10) days prior to the date hereinafter specified, a notice stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, share exchange, conveyance, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which holders of Corporation securities of record shall be entitled to exchange their shares of Corporation securities for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, share exchange, conveyance, dissolution, liquidation or winding up.

     5.          Voting.
                 ------

          (a) Except as otherwise required by law or set forth herein, the shares of 6% Preferred Stock shall be entitled to vote, together with the shares of the Corporation's Common Stock, on all matters presented at any annual or special meeting of stockholders of the Corporation, or may act by written consent in the same manner as the holders of the Corporation's Common Stock, upon the following basis: each holder of 6% Preferred Stock shall be entitled to cast such number of votes for each share of 6% Preferred Stock held by him on the record date fixed for such meeting, or on the effective date of such written consent, as shall be equal to the number of shares of the Corporation's Common Stock into which each of such holder's shares of 6% Preferred Stock is convertible immediately after the close of business on the record date fixed for such meeting or the effective date of such written consent. The 6% Preferred Stock and any other stock having voting rights shall vote together as one class, except as provided by law and in paragraph 6 hereof.

          (b) Without limiting the foregoing, if at any time an amount equal to six quarterly dividend payments in respect of the 6% Preferred Stock shall be in arrears then (i) the number of members of the Board of Directors shall be increased by one and (ii) the holders of the 6% Preferred Stock, voting separately as a class, shall be entitled to elect such additional director at any meeting of the stockholders of the Corporation at which directors are to be elected, or held, as the case may be, at any time during the period such dividend remain in arrears. The right of the holders of the 6% Preferred Stock to elect such additional director shall cease when all accrued and unpaid dividends on the 6% Preferred Stock have been paid, but subject always to the same provisions for the vesting of such voting rights in the case of any such future dividend default or defaults. At any time after such voting power shall have so vested in the holders of the 6% Preferred Stock, upon the written request of the holders of record of ten percent or more of the shares of the 6% Preferred Stock then outstanding, addressed to the Secretary of the Corporation at the principal office of the Corporation, the Secretary shall call a special meeting of the holders of the 6% Preferred Stock for the election of the director to be elected by them as hereinafter provided, such meeting to be held within thirty (30) days after delivery of such request at the place and upon the notice provided by law and in the Bylaws for the holding of meetings of stockholders; provided, however, that the Secretary shall not be required to call such special meeting in the case of any such request received less than ninety days before the date fixed for the next ensuing annual meeting of the stockholders. If at any such annual or special meeting or any adjournment thereof the holders of a least a majority of the shares of the 6% Preferred Stock then outstanding shall be present or represented by proxy, then by vote of the holders of at least a majority of the shares of the 6% Preferred Stock present or so represented at such meeting, the then authorized number of directors of the Corporation shall be increased by one, and the holders of the 6% Preferred Stock shall be entitled to elect the additional director authorized. The director so elected shall serve until the next annual meeting of stockholders or until such director's respective successor shall be elected and qualified; provided, however, that whenever the holders of the 6% Preferred Stock shall be divested of voting power as above provided, the term of office of the person elected as a director by the holders of the 6% Preferred Stock as a class shall forthwith terminate, and the authorized number of directors shall be reduced accordingly.

          (c) If, at any time during the period in which the holders of the 6% Preferred Stock shall be entitled to elect one director, the director who has been elected by the holders of the 6% Preferred Stock shall cease to be a director, by reason of resignation, death or removal, the Secretary of the Corporation shall call a special meeting of the holders of the 6% Preferred Stock and such vacancy shall be filled by a vote of the holders of the 6% Preferred Stock at such special meeting.

          (d) The holders of the 6% Preferred Stock voting as a class will have the right to remove without cause at any time and replace any director such holders have elected pursuant to this Section 4.

     6.          Liquidation  Rights.
                 -------------------

          (a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of 6% Preferred Stock then outstanding shall be entitled or receive out of assets of the Corporation available for distribution to stockholders, before any distribution of assets is made to holders of any other class of capital stock of the Corporation, an amount equal to $ 100.00 per share, plus accumulated and unpaid dividends thereon to the date fixed for distribution. If upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the amounts payable with respect to the 6% Preferred Stock and any other shares of stock of the Corporation ranking as to any such distribution on a parity with the 6% Preferred Stock are not paid in full, the holders of the 6% Preferred Stock and of such other shares shall share ratably in any such distribution of assets of the Corporation in proportion to the full respective preferential amounts to which they are entitled. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of shares of 6% Preferred Stock shall not be entitled to any further participation in any distribution of assets by the Corporation.

          (b) Neither the consolidation of nor merging of the Corporation with or into any other corporation or corporations, nor the sale or lease of all or substantially all of the assets of the Corporation shall be deemed to be a liquidation, dissolution or a winding up of the Corporation within the meaning of any of the provisions of this Section 5.

          (c) In the event of a voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, the Corporation shall, within ten
(10) days after the date the Board of Directors approves such action, or within twenty (20) days prior to any stockholders' meeting called to approve such action, or within twenty (20) days after the commencement of any involuntary proceeding, whichever is earlier, give each holder of shares of 6% Preferred Stock initial written notice of the proposed action. Such initial written notice shall describe the material terms and conditions of such proposed action, including a description of the stock, cash, and property to be received by the holders of shares of 6% Preferred Stock upon consummation of the proposed action and the date of delivery thereof. If any material change in the facts set forth in the initial notice shall occur, the Corporation shall promptly give written notice to each holder of shares of 6% Preferred Stock of such material change. The Corporation shall not consummate any voluntary or involuntary liquidation, dissolution, or winding up of the Corporation before the expiration of 30 days after the mailing of the initial notice or 10 days after the mailing of any subsequent written notice, whichever is later; provided that any such 30-day or 10-day period may be shortened upon the written consent of the holders of all of the outstanding shares of 6% Preferred Stock.

          (d) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation which will involves the distribution of assets other than cash, the Corporation shall promptly engage competent independent appraisers to determine the value of the assets to be distributed to the holders of shares of 6% Preferred Stock and the holders of shares of Common Stock. The Corporation shall, upon receipt of such appraiser's valuation, give prompt written notice to each holder of shares of 6% Preferred Stock of the appraiser's valuation.

     7.          Limitations.
                 -----------

          (a) So long as any shares of 6% Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote or the written consent of the holders of at least 66-2/3% of the outstanding shares of 6% Preferred Stock, voting separately as a class:

               (i) Create, authorize or issue shares of any class or series of stock, or any security convertible into such class or series ranking prior to or in parity with the 6% Preferred Stock either as to payment of dividends or as distributions in the event of a liquidation, dissolution or winding up of the Corporation; or

               (ii) Amend, alter or repeal any provision of the Certification of Incorporation or Bylaws of the Corporation so as to affect adversely the relative rights, preferences, qualifications, limitations or restrictions of the 6% Preferred Stock.

          (b) The provisions of this paragraph 6 shall not in any way limit the right and power of the Corporation to:

               (i) Increase the total number of authorized shares of Common Stock; or

               (ii) Issue bonds, notes, mortgages, debentures, preferred stock ranking junior to the terms of the 6% Preferred Stock and other obligations, and to incur indebtedness to banks and to other lenders.

B.          Class  B  Preferred  Stock.
            --------------------------

     RESOLVED, that pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation, there is hereby created out of the Corporation's 20,000,000 authorized shares of Preferred Stock a class of Preferred Stock up to 500,000 shares designated Class B Preferred Stock, par value $1.00 per share (the "Class B Preferred Stock"), which shall have the voting powers, preferences, and relative, participating, optional, and other special rights, and the qualifications, limitations, or restriction as set forth below.

     1.     Priority.  The  Class  B  Preferred Stock shall, with respect to the
            --------
payment of dividends and upon redemption, liquidation, the solution, winding up, rank (i) senior and prior to any and all capital stock issued by the Corporation, including, without limitation, the Common Stock and the Series A Preferred Stock; and (ii) junior to the 6% Preferred Stock.

     2.     Cash Dividends on Class B Preferred Stock.  The holders of the Class
            ------------------------------------------
B  Preferred  Stock  shall  not  be  entitled  to  receive  any  dividends.

     3.     Redemption of Class B Preferred Stock at Option of Corporation.
            --------------------------------------------------------------

          (a) Subject to the provisions of this Section 2, the Class B Preferred Stock shall be redeemable in whole, but not in part, at the option of the Corporation by resolution of the Corporation's Board of Directors at anytime at One and No/100 Dollars ($1.00) per share.

          (b) Not less than thirty nor more than sixty days prior to the date fixed for redemption of the Class B Preferred Stock, a notice in writing shall be given by mail to the holders of record of Class B Preferred Stock at their respective addresses as the same shall appear on the stock books of the Corporation. Such notice shall state: (i) the redemption date; (ii) the place or places where certificates for shares are to be surrendered for payment of the redemption price; (iii) the conversion rights of the shares to be redeemed; and
(vi)  the  period  within  which  the  conversion  rights  may  be  exercised.

          (c) All shares of Class B Preferred Stock so redeemed shall have the status of authorized but unissued preferred stock, but such shares so redeemed shall not be reissued as shares of the series of Class B Preferred Stock created hereby.

          (d) No holder of shares of Class B Preferred Stock shall have the right to require the Corporation to redeem all or any portion of such shares.

     4.     Conversion  of Class B Preferred Stock into Common Stock.Each holder
            ---------------------------------------------------------
of shares of Class B Preferred Stock may not convert any such shares into any shares of the Corporation's Common Stock.

     5.     Voting.
            ------

          (a) Except as otherwise required by law or set forth herein, the shares of Class B Preferred Stock shall be entitled to vote, together with the shares of the Corporation's Common Stock, on all matters presented at any annual or special meeting of stockholders of the Corporation, or may act by written consent in the same manner as the holders of the Corporation's Common Stock, upon the following basis: each holder of Class B Preferred Stock shall be entitled to cast one hundred (100) votes for each share of Class B Preferred Stock held by such holder on the record date fixed for such meeting, or on the effective date of such written consent, as shall be equal to one (1) share of the Corporation's Common Stock as shall be issued and outstanding on the record dated fixed for such meeting, or on the effective date of such written consent. The Class B Preferred Stock and any other stock having voting rights shall vote together as one class, except as provided by law and in paragraph 7 hereof.

          (b) The holders of the Class B Preferred Stock shall be entitled to elect at least two directors to the Board of Directors of the Corporation. If any of the directors who have been elected by the holders of the Class B Preferred Stock shall cease to be directors, by reason of resignation, death or removal, the Secretary of the Corporation shall call a special meeting of the holders of the Class B Preferred Stock and such vacancy shall be filled by a vote of the holders of the Class B Preferred Stock at such special meeting.

          (c) The holders of the Class B Preferred Stock voting as a class will have the right to remove without cause at any time and replace any director such holders have elected pursuant to this Section 4.

     6.          Liquidation  Rights.
                 -------------------

          (a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Class B Preferred Stock then outstanding shall be entitled or receive out of assets of the Corporation available for distribution to stockholders., before any distribution of assets is made to holders of any other class of capital stock of the Corporation, an amount equal to $1.00 per share. If upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the amounts payable with respect to the Class B Preferred Stock and any other shares of capital stock of the Corporation ranking as to any such distribution on a parity with the Class B Preferred Stock are not paid in full, the holders of the Class B Preferred Stock and of such other shares shall share ratably in any such distribution of assets of the Corporation in proportion to the full respective preferential amounts to which they are entitled. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of shares of Class B Preferred Stock shall not be entitled to any further participation in any distribution of assets by the Corporation.

          (b) Neither the consolidation of nor merging of the Corporation with or into any other corporation or corporations, nor the sale or lease of all or substantially all of the assets of the Corporation shall be deemed to be a liquidation, dissolution or a winding up of the Corporation within the meaning of any of the provisions of this paragraph 6.

          (c) In the event of a voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, the Corporation shall, within ten
(10) days after the date the Board of Directors approves such action, or within twenty (20) days prior to any stockholders' meeting called to approve such action, or within twenty (20) days after the commencement of any involuntary proceeding, whichever is earlier, give each holder of shares of Class B Preferred Stock initial written notice of the proposed action. Such initial written notice shall describe the material terms and conditions of such proposed action, including a description of the stock, cash, and property to be received by the holders of shares of Class B Preferred Stock upon consummation of the proposed action and the date of delivery thereof. If any material change in the facts set forth in the initial notice shall occur, the Corporation shall promptly give written notice to each holder of shares of Class B Preferred Stock of such material change. The Corporation shall not consummate any voluntary or involuntary liquidation, dissolution, or winding up of the Corporation before the expiration of 30 days after the mailing of the initial notice or 10 days after the mailing of any subsequent written notice, whichever is later; provided that any such 30-day or 10-day period may be shortened upon the written consent of the holders of all of the outstanding shares of Class B Preferred Stock.

          (d) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation which will involves the distribution of assets other than cash, the Corporation shall promptly engage competent independent appraisers to determine the value of the assets to be distributed to the holders of shares of Class B Preferred Stock and the holders of shares of Common Stock. The Corporation shall, upon receipt of such appraiser's valuation, give prompt written notice to each holder of shares of Class B Preferred Stock of the appraiser's valuation.

     7.          Limitations.
                 -----------

          (a) So long as any shares of Class B Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote or the prior written consent of the holders of at least a majority of the outstanding shares of the Corporation's 6% Preferred Stock, voting separately as a class:

               (i) Create, authorize or issue shares of any class or series of stock, or any security convertible into such class or series ranking prior to or in parity with the Class B Preferred Stock; or

               (ii) Amend, alter or repeal any provision of the Certification of Incorporation or Bylaws of the Corporation so as to affect adversely the relative rights, preferences, qualifications, limitations or restrictions of the Class B Preferred Stock.

          (b) The provisions of this paragraph 6 shall not in any way limit the right and power of the Corporation to:

               (iii) Increase the total number of authorized shares of Common Stock; or

               (iv) Issue bonds, notes, mortgages, debentures, preferred stock ranking junior to the terms of the Class B Preferred Stock and other obligations, and to incur indebtedness to banks and to other lenders.

     IN WITNESS WHEREOF, Vector Energy Corporation has caused its corporate seal to be hereunto affixed and this certificate to be signed by Stephen Noser, its President, and attested by Gary Countryman, its Assistant Secretary, this ____ day of June, 1998.

                         VECTOR  ENERGY  CORPORATION



                         By:  /s/ Stephen Noser
                              ------------------------
                              Stephen Noser, President

ATTEST:


By:  /s/ Gary Countryman
     ------------------------------------
     Gary Countryman, Assistant Secretary


STATE OF TEXAS      ?
                    ?
COUNTY OF HARRIS    ?

     BE IT REMEMBERED that on this ____ day of June 1998, personally came before me, a Notary Public in and for the County and State aforesaid, Stephen Noser, President of Vector Exploration Corporation, a Texas corporation, and he duly executed said certificate before me and acknowledged the said certificate to be his act and deed and the act and deed of said Corporation and the facts stated therein are true; and that the seal affixed to said certificate and attested by the Secretary of said corporation is the corporate seal of said Corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.


                              ___________________________________
                              NOTARY  PUBLIC,  IN  AND  FOR
                              THE  STATE  OF  TEXAS

                                   APPENDIX C

                            VECTOR ENERGY CORPORATION

                                     BYLAWS



                                    ARTICLE I

                                     OFFICES

          1.1  The  principal  office  of  the  corporation  shall be located in
          ---
Houston,  Texas.

          1.2  The  corporation  may also have offices at such other places both
          ---
within and without the State of Texas as the board of directors may from time to time determine or the business of the corporation may require.


                                   ARTICLE II

                            MEETINGS OF SHAREHOLDERS

          2.1  Meetings of shareholders for any purpose may be held at such time
          ---
and place within or without the State of Texas as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

          2.2  The annual meeting of shareholders shall be held annually at such
          ---
date and time as shall be designated from time to time by the board of directors and stated in the notice of meeting.

          2.3  Special  meetings of the shareholders for any purpose or purposes
          ---
may be called by the president and shall be called by the president or secretary at the request in writing of a majority of the board of directors, or at the request in writing of shareholders owning ten percent (10%) of all the shares entitled to vote at the meetings. A request for a special meeting shall state the purpose or purposes of the proposed meeting, and business transacted at any special meeting of shareholders shall be limited to the purposes stated in the notice.

          2.4  Written  notice  stating  the  place, day and hour of the meeting
          ---
and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) nor more than sixty
(60) days before the date of the meeting, either personally or by mail, by or at the direction of the president, the secretary or the officer or persons calling the meeting, to each shareholder of record entitled to vote at such meeting.

          2.5  With  respect  to  any  matter,  the holders of a majority of the
          ---
shares issued and outstanding and entitled to vote thereon, present in person or represented by proxy, shall constitute a quorum at all meetings of the shareholders for the transaction of business except as otherwise provided by statute or by the articles of incorporation. If, however, a quorum shall not be present or represented at any meeting of the shareholders, the shareholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting until such time and to such place as may be determined by a vote of the holders of a majority of the shares at that meeting, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting, provided a quorum shall be present or represented thereat, any business may be transacted which might have been transacted if the meeting had been held in accordance with the original notice thereof.

          2.6  If a quorum is present at any meeting, the vote of the holders of
          ---
a majority of the shares entitled to vote, present in person or represented by proxy, shall decide any question brought before such meeting, unless the question is one upon which a different vote is required by law or by the articles of incorporation.

          2.7  Each  outstanding  share having voting power shall be entitled to
          ---
one vote on each matter submitted to a vote at a meeting of shareholders. A shareholder may vote either in person or by proxy executed in writing by the shareholder or by his duly authorized attorney-in-fact.

          2.8  Any  action  required  or  which may be taken at a meeting of the
          ---
shareholders may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all or less than all, if the articles of incorporation so provide, the shareholders entitled to vote with respect to the subject matter thereof. Whenever action by shareholders is proposed to be taken by consent in writing without a meeting of the shareholders, the board of directors may fix a record date for the purpose of determining shareholders entitled to consent to that action, which record date shall not precede, and shall not be more than ten (10) days after, the date upon which the resolution fixing the record date is adopted by the board of directors. If no record date has been fixed by the board of directors and the prior action of the board of directors is not required by the Texas Business
Corporation Act, the record date for determining shareholders entitled to consent to action in writing without a meeting shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office, its principal place of business, or an officer or agent of the corporation having custody of the books in which proceedings of the meetings of shareholders are recorded. Delivery shall be by hand or by certified or registered mail, return receipt requested. Delivery to the corporation's principal place of business shall be addressed to the president or the principal executive officer of the corporation. If no record date shall have been fixed by the board of directors and prior action of the board of directors is required by the Texas Business Corporation Act, the record date for determining shareholders entitled to consent to action in writing without a meeting shall be at the close of business on the date on which the board of directors adopts a resolution taking the prior action.

                                   ARTICLE III

                                    DIRECTORS

          3.1  The number of directors which shall constitute the whole board of
          ---
directors shall be not less than one. Such number of directors shall from time to time be fixed and determined by the directors and shall be set forth in the notice of any meeting of shareholders held for the purpose of electing directors. The director(s) shall be elected at the annual meeting of shareholders, except as provided in Section 3.2 or 3.3, and each director elected shall hold office until his successor shall be elected and qualify. Directors need not be residents of Texas or shareholders of the corporation.

          3.2  Any  vacancy occurring in the board of directors may be filled by
          ---
a majority of the remaining directors, if any, though less than a quorum of the board of directors. If a vacancy occurs in the board of directors and no other directors exist to elect someone to fill such vacancy, such vacancy shall be filled by election at a special meeting of shareholders. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office.

          3.3  The  number  of directors may be increased or decreased from time
          ---
to time by amendment to these bylaws but no decrease shall have the effect of shortening the term of any incumbent director. Any directorship to be filled by reason of an increase in the number of directors may be filled by the board of directors for a term of office continuing only until the next election of one or more directors by the shareholders; provided that the board of directors may not fill more than two such directorships during the period between any two successive annual meetings of shareholders.

          3.4  Any  director  may  be removed either for or without cause at any
          ---
special  meeting  of  shareholders  duly  called  and  held  for  such  purpose.


                       MEETINGS OF THE BOARD OF DIRECTORS

          3.5  Meetings  of  the  board of directors, regular or special, may be
          ---
held  either  within  or  without  the  State  of  Texas.

          3.6  The  first meeting of each newly elected board of directors shall
          ---
be held at such time and place as shall be fixed by the vote of the shareholders at the annual meeting and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present. In the event that the shareholders fail to fix the time and place of such first meeting, it shall be held without notice immediately following the annual meeting of shareholders, and at the same place, unless by the unanimous consent of the directors then elected and serving such time or place shall be changed.

          3.7  Regular  meetings of the board of directors may be held upon such
          ---
notice, or without notice, and at such time and at such place as shall from time to time be determined by the board.

          3.8  Special  meetings  of the board of directors may be called by the
          ---
chairman of the board of directors or the president and shall be called by the secretary on the written request of two directors. Notice of each special meeting of the board of directors shall be given to each director at least two days before the date of the meeting.

          3.9  Attendance of a director at any meeting shall constitute a waiver
          ---
of notice of such meeting, except where a director attends for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened. Except as may be otherwise provided by law or by the articles of incorporation or by these bylaws, neither the business to be transacted at, nor the purpose of, any regular or special meeting of the board of directors need be specified in the notice or waiver of notice of such meeting.

          3.10  At  all  meetings  of  the  board of directors a majority of the
          ----
directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the board of directors, unless otherwise specifically provided by law, the articles of incorporation or these bylaws. If a quorum shall not be present thereat the directors may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

          3.11  The  board  of  directors, by resolution passed by a majority of
          ----
the full board, may from time to time designate a member or members of the board of directors to constitute committees, including an executive committee, which shall in each case consist of one or more directors and shall have and may exercise such powers, as the board of directors may determine and specify in the respective resolutions appointing them. A majority of all the members of any such committee may determine its action and fix the time and place of its meetings, unless the board of directors shall otherwise provide. The board of directors shall have power at any time to change the number, subject as aforesaid, and members of any such committee, to fill vacancies and to discharge any such committee.

          3.12  Any action required or permitted to be taken at a meeting of the
          ----
board of directors or any committee may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all the members of the board of directors or committee, as the case may be.

          3.13  By  resolution  of  the board of directors, the directors may be
          ----
paid their expenses, if any, of attendance at each meeting of the board of directors and may be paid a fixed sum for attendance at each meeting of the board of directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.


                                   ARTICLE IV

                                     NOTICES

          4.1  Any  notice  to directors or shareholders shall be in writing and
          ---
shall be delivered personally or mailed to the directors or shareholders at their respective addresses appearing on the records of the corporation. Notice by mail shall be deemed to be given at the time when the same shall be deposited in the United States mail, postage prepaid. Notice to directors may also be given by telegram, telecopy or fax.

          4.2  Whenever  any notice is required to be given under the provisions
          ---
of the statutes or of the articles of incorporation or of these bylaws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

                                    ARTICLE V

                                    OFFICERS

          5.1  The  officers of the corporation shall be elected by the board of
          ---
directors and shall consist of a president and a secretary. The board of directors may also establish the positions of chairman of the board, treasurer, vice president, an assistant president, assistant vice presidents, and one or more assistant secretaries assistant treasurers, and any other position that the board of directors believes is in the best interest of the corporation. Any new position created by the board, unless otherwise stated in these bylaws, shall have the duties and responsibilities normally associated with such a position and such an officer. Two or more offices may be held by the same person.

          5.2  The  board  of directors shall elect officers of the corporation,
          ---
none of whom need be a member of the board of directors. The board of directors shall have the power to enter into contracts for the employment and compensation of officers for such terms as the board of directors deems advisable.

          5.3  The  board  of  directors  may  appoint  such  other officers and
          ---
assistant officers and agents as it shall deem necessary, who shall hold their offices for such terms and shall have such authority and exercise such powers and perform such duties as shall be determined from time to time by the board of directors by resolution not inconsistent with these bylaws.

          5.4  The  salaries of all officers and agents of the corporation shall
          ---
be  fixed  by  the  board  of  directors.

          5.5  The  officers  of  the  corporation shall hold office until their
          ---
successors are elected or appointed and qualify, or until their death or until their resignation or removal from office. Any officer elected or appointed by the board of directors may be removed at any time by the board of directors, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights. Any vacancy occurring in any office of the corporation by death, resignation, removal or otherwise shall be filled by the board of directors.


                     THE CHAIRMAN OF THE BOARD OF DIRECTORS

          5.6  The  chairman of the board of directors, if one be elected, shall
          ---
preside at all meetings of the board of directors and shall have such other powers and duties as may from time to time be prescribed by the board of directors, upon written directions given to him pursuant to resolutions duly adopted by the board of directors.


                                  THE PRESIDENT

          5.7  The  president  shall  be  the  chief  executive  officer  of the
          ---
corporation, shall have general and active management of the business of the corporation and shall see that all orders and resolutions of the board of directors are carried into effect. He shall preside at all meetings of the shareholders.

                               THE VICE PRESIDENTS

          5.8  The  vice  presidents  in  the  order  of their seniority, unless
          ---
otherwise determined by the board of directors, shall, in the absence or disability of the president, perform the duties and have the authority and exercise the powers of the president. They shall perform such other duties and have such other authority and powers as the board of directors may from time to time prescribe or as the president may from time to time delegate.


                     THE SECRETARY AND ASSISTANT SECRETARIES

          5.9  The secretary shall attend all meetings of the board of directors
          ---
and all meetings of shareholders and record all of the proceedings of the meetings of the board of directors and of the shareholders in a minute book to be kept for that purpose and shall perform like duties for the standing committees when required. He shall give, or cause to be given, notice of all meetings of the shareholders and special meetings of the board of directors, and shall perform such other duties as may be prescribed by the board of directors or president, under whose supervision he shall act. He shall keep in safe custody the seal of the corporation and, when authorized by the board of directors, shall affix the seal to any instrument requiring it and, when so affixed, it shall be attested by his signature or by the signature of an assistant secretary or of the treasurer.

          5.10  The  assistant  secretaries  in  the  order  of their seniority,
          ----
unless otherwise determined by the board of directors, shall, in the absence or disability of the secretary, perform the duties and exercise the powers of the secretary. They shall perform such other duties and have such other powers as the board of directors may from time to time prescribe or as the president may from time to time delegate.


                     THE TREASURER AND ASSISTANT TREASURERS

          5.11  The  treasurer  shall  have  custody  of the corporate funds and
          ----
securities and shall keep full and accurate accounts and records of receipts, disbursements and other transactions in books belonging to the corporation, and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the board of directors.

          5.12  The treasurer shall disburse the funds of the corporation as may
          ----
be ordered by the board of directors, taking proper vouchers for such disbursements, and shall render the president and the board of directors, at its regular meetings, or when the president or board of directors so requires, an account of all his transactions as treasurer and of the financial condition of the corporation.

          5.13  If  required by the board of directors, the treasurer shall give
          ----
the corporation a bond of such type, character and amount as the board of directors may require.

          5.14  The assistant treasurers in the order of their seniority, unless
          ----
otherwise determined by the board of directors, shall, in the absence or disability of the treasurer, perform the duties and exercise the powers of the treasurer. They shall perform such other duties and have such other powers as the board of directors may from time to time prescribe or the president may from time to time delegate.


                                   ARTICLE VI

                        CERTIFICATES REPRESENTING SHARES

          6.1  The  shares  of  the  corporation  shall  be  represented  by
          ---
certificates  signed  by  the  president  and may be sealed with the seal of the
          -
corporation  or  a  facsimile  thereof.

          6.2  The  signature  of  the  president  upon  a  certificate may be a
          ---
facsimile if the certificate is countersigned by a transfer agent, or registered by a registrar, other than the corporation itself or an employee of the corporation. In case the president who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be president before such certificate is issued, it may be issued by the corporation at the date of its issue.


                                LOST CERTIFICATES

          6.3  The  board of directors may direct a new certificate to be issued
          ---
in place of any certificate theretofore issued by the corporation alleged to have been lost or destroyed. When authorizing such issue of a new certificate, the board of directors, in its discretion and as a condition precedent to the issuance thereof, may prescribe such terms and conditions as it deems expedient and may require such indemnities as it deems adequate to protect the corporation from any claim that may be made against it with respect to any such certificate alleged to have been lost or destroyed.

          6.4  Upon  surrender  to  the corporation or the transfer agent of the
          ---
corporation of a certificate representing shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, a new certificate shall be issued to the person entitled thereto and the old certificate cancelled and the transaction recorded upon the share transfer records of the corporation.


                        CLOSING OF SHARE TRANSFER RECORDS

          6.5  For the purpose of determining shareholders entitled to notice of
          ---
or to vote at any meeting of shareholders, or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, other than determining shareholders entitled to consent to action by shareholders proposed to be taken without a meeting under section 2.8, the board of directors may provide that the share transfer records shall be closed for a stated period but not to exceed, in any case, sixty (60) days. If the share transfer records shall be closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such records shall be closed for at least ten (10) days immediately preceding such meeting. In lieu of closing the share transfer records, the board of directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than sixty (60) days and, in case of a meeting of shareholders, not less than ten (10) days prior to the date on which the particular action, requiring such determination of shareholders, is to be taken. If the share transfer records are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the board of directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall be applied to any adjournment thereof except where the determination has been made through the closing of the share transfer records and the stated period of closing has expired.


                             REGISTERED SHAREHOLDERS

          6.6  The  corporation  shall  be  entitled  to recognize the exclusive
          ---
right of a person registered on its records as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Texas.


                              LIST OF SHAREHOLDERS

          6.7  The  officer or agent having charge of the share transfer records
          ---
shall make, at least ten (10) days before each meeting of shareholders, a complete list of the shareholders entitled to vote at such meeting, arranged in alphabetical order, with the address of each and the number of shares held by each, which list, for a period of ten (10) days prior to such meeting, shall be kept on file at the registered office or principal place of business of the corporation and shall be subject to inspection by any shareholder at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting. The original share ledger or transfer record, or a duplicate thereof, shall be prima facie evidence as to who are the shareholders entitled to examine such list or share ledger or transfer record or to vote at any meeting of share-holders.


                                   ARTICLE VII

                               GENERAL PROVISIONS

                                    DIVIDENDS

          7.1  Subject  to  the  provisions  of  the  articles  of incorporation
          ---
relating thereto, if any, dividends may be declared by the board of directors, in its discretion, at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property or in the corporation's own shares, subject to any provisions of the articles of incorporation.

          7.2  Before payment of any dividend, there may be set aside out of any
          ---
funds of the corporation available for dividends such sum or sums as the directors, from time to time in their absolute discretion, think proper as a reserve fund for meeting contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.


                                     CHECKS

          7.3  All  checks  or  demands  for  money and notes of the corporation
          ---
shall be signed by such officer or officers or such other person or persons as the board of directors may from time to time designate.


                                   FISCAL YEAR

          7.4  The  fiscal  year of the corporation shall be fixed by resolution
          ---
of  the  board  of  directors.

                                      SEAL

          7.5  The  corporate seal shall be in such form as may be prescribed by
          ---
the board of directors. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced.


                                BOOKS AND RECORDS

          7.6  The corporation shall keep correct and complete books and records
          ---
of account and shall keep minutes of the proceedings of its shareholders and board of directors, and shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its shareholders, giving the names and addresses of all shareholders and the number and class of the shares held by each.


                                  ARTICLE VIII

                                   AMENDMENTS

          8.1  The bylaws may be altered, amended, or repealed or new bylaws may
          ---
be adopted by a majority of the whole board of directors at any regular or special meeting.

                                   ARTICLE IX

                          INDEMNIFICATION OF DIRECTORS
                         OFFICERS, EMPLOYEES AND AGENTS

          9.1     The  corporation  shall  indemnify  directors,  officers,
          ---
em-ployees,  and  agents  of  the  corporation to the fullest extent required by
Article 2.02-1 of the Texas Business Corporation Act and may indemnify such persons to the fullest extent permitted by Article 2.02-1 of the Texas Business Corporation Act, subject in each case to restrictions, if any, in the Articles of Incorpora-tion. The corporation shall have the power to purchase and main-tain at its cost and expense insurance on behalf of such persons to the fullest extent permitted by Article 2.02-1 of the Texas Business Corporation Act.

          9.2     Advance  Payment.  The  right  to indemnification conferred in
          ---     ----------------
this  Article  IX  shall  include  the  right  to  be  paid or reimbursed by the corporation for the reasonable expenses incurred by a person of the type entitled to be indemnified under Section 9.1 who was, is or is threatened to be made a named defendant or respondent in a proceeding in advance of the final disposition of the proceeding and without any determination as to the person's ultimate entitlement to indemnification; provided, however, that the payment of
                                          --------  -------
such expenses incurred by any such person in advance of the final disposition of a proceeding, shall be made only upon delivery to the corporation of a written affirmation by such director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification under this
Article IX and a written undertaking, by or on behalf of such person, to repay all amounts so advanced if it shall ultimately be determined that such indemnified person is not entitled to be indemnified under this Article IX or otherwise.

          9.3     Indemnification  of Employees and Agents.  The corporation, by
          ---     ----------------------------------------
adoption of a resolution of the board of directors, may indemnify and advance expenses to an employee or agent of the corporation to the same extent and subject to the same conditions under which it may indemnify and advance expenses to directors and officers under this Article IX; and, the corporation may indemnify and advance expenses to persons who are not or were not directors, officers, employees or agents of the corporation while serving at the request of the corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise against any liability asserted against him and incurred by him in such a capacity or arising out of his status as such a person to the same extent that it may indemnify and advance expenses to directors under this Article IX.

          9.4     Appearance  as a Witness.  Notwithstanding any other provision
          ---     ------------------------
of this Article IX, the corporation may pay or reimburse expenses incurred by a director or officer in connection with his or her appearance as a witness or other participation in a proceeding at a time when he or she is not a named defendant or respondent in the proceeding.

          9.5     Nonexclusivity  of  Rights.  The  right to indemnification and
          ---     --------------------------
the advancement and payment of expenses conferred in this Article IX shall not be exclusive of any other right which a director or officer or other person indemnified pursuant to Section 9.3 of this Article IX may have or hereafter acquire under any law (common or statutory), provision of the articles of incorporation of the corporation or these bylaws, agreement, vote of shareholders or disinterested directors or otherwise.

          9.6     Insurance.  The  corporation  may  purchase  and  maintain
          ---     ---------
insurance, at its expense, to protect itself and any person who is or was serving as a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic corporation, partnership, joint venture, proprietorship, employee benefit plan, trust or other enterprise against any expense, liability or loss, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under this Article IX.

          9.7     Shareholder  Notification.  To the extent required by law, any
          ---     -------------------------
indemnification of or advance of expenses to a director or officer in accordance with this Article IX shall be reported in writing to the shareholders with or before the notice or waiver of notice of the next shareholders' meeting or with or before the next submission to shareholders of a consent to action without a meeting and, in any case, within the 12-month period immediately following the date of the indemnification or advance.

          9.8     Savings  Clause.  If  this  Article  IX  or any portion hereof
          ---     ---------------
shall be invalidated on any ground by any court of competent jurisdiction, then the corporation shall nevertheless indemnify and hold harmless each director, officer or any other person indemnified pursuant to this Article IX as to costs, charges and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, to the full extent permitted by any applicable portion of this Article IX that shall not have been invalidated and to the fullest extent permitted by applicable law.

          IN WITNESS WHEREOF, the undersigned hereby certifies that these Bylaws were adopted by the Board of Directors of the corporation by resolution dated June _____, 1998.


                                   ____________________________________
                                   Stephen  Noser,  Secretary

                                 APPENDIX  D

                                ARTICLE  113

                            DISSENTERS'  RIGHTS

                                  PART  1

     RIGHT  OF  DISSENT  --  PAYMENT  FOR  SHARES

     7-113-101          DEFINITIONS.  --  For  purposes  of  this  article:

     (1) "Beneficial shareholder" means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

     (2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

     (3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

     (4) "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

     (5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

     (6) "Record Shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

     (7) "Shareholder" means either a record shareholder or a beneficial shareholder.

     7-113-102 RIGHT TO DISSENT.--(1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair market value of his or her shares in the event of any of the following corporate actions:

     (a) Consummation of a plan of merger to which the corporation is a party if:

     (I) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation, or

     (II) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

     (b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

     (c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102(1); and

     (d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102(2).

     (2) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of:

     (a) An amendment to the articles of incorporation that materially and adversely affects rights in respect of the shares because it:

     (I)          Alters  or  abolishes  a  preferential right of the shares; or

     (II) Creates, alters, or abolishes a right in respect of redemption of the shares, including a provision respecting a sinking fund for their redemption or repurchase; or

     (b) An amendment to the articles of incorporation that affects rights in respect of the shares because it:

     (I) Excludes or limits the right of the shares to vote on any matter, or to cumulate votes, other than a limitation by dilution through issuance of shares or other securities with similar voting rights; or

     (II) Reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voted under Section 7-106-104.

     (3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

     (4) A shareholder entitled to dissent and obtain payment for the shareholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

     7-113-103        DISSENT BY NOMINEES AND BENEFICIAL OWNERS.-- (1)  A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a record shareholder under this subsection (1) are determined as if the share as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

     (2) A beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if:

     (a) The beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

     (b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

     (3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights. Any such requirement shall be stated in the dissenters' notice given pursuant to section  7-113-203.

     PART  2

     PROCEDURE  FOR  EXERCISE  OF  DISSENTERS'  RIGHTS

     7-113-201       NOTICE OF DISSENTERS' RIGHTS.--(1)  If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) to shareholders not entitled to vote shall not affect any action taken at the shareholders' meeting for which the notice was to have been given.

     (2)        If a proposed corporate action creating dissenters' rights under section  7-113-102  is  authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a
shareholders'  meeting.    Failure to give notice as provided by this subsection
(1) to shareholders not entitled to vote shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given.

     7-113-202          NOTICE  OF INTENT TO DEMAND PAYMENT.--(1)  If a proposed
corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights shall:

     (a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated; and

     (b)          Not vote the shares in favor of the proposed corporate action.

     (2)        If a proposed corporate action creating dissenters' rights under section  7-113-102  is  authorized without a meeting of shareholders pursuant to section 7-107-104, a shareholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action.

     (3)       A shareholder who does not satisfy the requirements of subsection
(1) or (2) of this section is not entitled to demand payment for the shareholder's shares under this article.

     7-113-203          DISSENTERS'  NOTICE--(1)  If a proposed corporate action
creating dissenters' rights under section 7-113-102 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this article.

     (2) The dissenters' notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters' rights under section 7-113-102 and shall:

     (a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

     (b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certified shares must be deposited;

     (c) Inform holders of uncertified shares to what extent transfer of the shares will be restricted after the payment demand is received;

     (d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

     (e) Set the date by which the corporation must receive the payment demand and certificates for certified shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

     (f) State the requirement contemplated in section 7-113-103 (3), if such requirement is imposed; and

     (g)          Be  accompanied  by  a  copy  of  this  article.

     7-113-204 PROCEDURE TO DEMAND PAYMENT.--(1) A shareholder who is given a dissenters' notice pursuant to section 7-113-203 and who wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:

     (a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203 (2) (d), duly completed, or may be stated in another writing; and

     (b)          Deposit  the  shareholder's certificates for certified shares.

     (2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder's exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of such corporate action.

     (3) Except as provided in section 7-113-207 or 7-113-209 (1) (b), the demand for payment and deposit of certificates are irrevocable.

     (4) A shareholder who does not demand payment and deposit the shareholder's share certificates as required by the date or dates set in the dissenters' notice is not entitled to payment for the shares under this article.

     7-113-205         UNCERTIFICATED SHARES.--(1)  Upon receipt of a demand for
payment under Section 7-113-204 from a shareholder holding uncertified shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

     (2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.

     7-113-206 PAYMENT.--(1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters' rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, the amount the corporation estimates to be the fair value of the dissenter's shares, plus accrued interest.

     (2) The payment made pursuant to subsection (1) of this section shall be accompanied by:

     (a) The corporation's balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited:

     (b) A statement of the corporation's estimate of the fair value of the shares;

     (c)          An  explanation  of  how  the  interest  was  calculated;

     (d)          A  statement  of the dissenter's right to demand payment under section  7-113-209;  and

     (e)          A  copy  of  this  article.

     7-113-207       FAILURE TO TAKE ACTION.-- (1)  If the effective date of the corporate action creating dissenters' rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertified shares.

     (2) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters' notice, as provided in section 7-113-203, and the provisions of section 7-113-204 to 7-113-209 shall again be applicable.

     7-113-208          SPECIAL  PROVISIONS  RELATING  TO  SHARES ACQUIRED AFTER
ANNOUNCEMENT OF PROPOSED CORPORATE ACTION.--(1) The corporation may, in or with the dissenters' notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter's payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters' rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters' rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

     (2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206 (2).

     7-113-209          PROCEDURE  IF  DISSENTER IS DISSATISFIED WITH PAYMENT OR
OFFER.--(1) A dissenter may give notice to the corporation in writing of the dissenter's estimate of the fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation's offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

     (a) The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

     (b) The corporation fails to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or

     (c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertified shares as required by section  7-113-207  (1).

     (2) A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter's shares.

     PART  3

     JUDICIAL  APPRAISAL  OF  SHARES

     7-113-301         COURT ACTION.--(1)  If a demand for payment under section
7-113-209 remains unsolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

     (2) The corporation shall commence the proceeding described in subsection (1) of this section in the district court of the county in this state where the corporation's principal office is located or, if it has no principal office in this state, in the district court of the county in which its registered office is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged into, or whose shares were acquired by, the foreign corporation was located.

     (3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter's payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record shareholders for the record shareholder holding the dissenter's shares, or as provided by law.

     (4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

     (5) Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter's shares for which the corporation elected to withhold payment under section 7-113-208.

     7-113-302 COURT COSTS AND COUNSEL FEES.--(1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

     (2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

     (a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with the requirements of part 2 of this article; or

     (b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

     (3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefitted.

                                      PROXY

                         SUNBURST ACQUISITIONS II, INC.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                         SUNBURST ACQUISITIONS II, INC.

     The  undersigned  hereby  appoints Stephen Noser, or failing him, Samuel M.
Skipper, as proxy for the undersigned, with full power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated below, all shares of the no par value common stock of Sunburst Acquisitions II, Inc. (the "Company") which the undersigned is entitled to vote at the Special Meeting of the Shareholders of the Company to be held on June 19, 1998 (the "Meeting"), or at any and all postponements, continuations or adjournments thereof.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned Shareholder. If no direction is made, this proxy will be voted FOR each of the proposals.

     The  Board  of  Directors  recommends  a  vote  FOR  each  item.

1. Proposal to approve a change in the Company's state of incorporation from Colorado to Texas by means of a merger of the Company into Vector Exploration Corporation, a newly organized Texas corporation wholly owned by the Company ("VEC"), whereby VEC will be the surviving corporation.

            FOR   |_|          AGAINST   |_|          ABSTAIN   |_|

2. In connection with merger into VEC, proposal to consider and vote upon an exchange of shares of the Company for shares of VEC whereby the holders of common stock in the Company will receive one share of common stock in VEC for every 3.3333 shares of common stock in the Company and whereby the holders of preferred stock in the Company will receive one share of preferred stock in VEC for every one share of preferred stock in the Company.

            FOR   |_|          AGAINST   |_|          ABSTAIN   |_|

3. To conduct such other business as may properly come before the Meeting and at any and all postponements, continuations or adjournments thereof.

                |_|  Mark here for address change and note below.

            PLEASE READ INSTRUCTIONS ON THE REVERSE SIDE AND EXECUTE

IMPORTANT: before returning the Proxy, please sign your name or names on the line(s) below exactly as shown hereon. Executors, administrators, trustees, guardians or corporate officers should indicate their full titles when signing. When shares are registered in the name of joint tenants or trustees, each joint tenant or trustee should sign.


                                        Dated___________________,  1998


                                        ________________________________________
                                        Authorized  Signature
                                        ________________________________________
                                        Title


                                        ________________________________________
                                        Authorized  Signature
                                        ________________________________________
                                        Title


Please mark boxes /X/ in ink. Sign, date and return this Proxy Card promptly using the enclosed envelope.

Change  of  Address:

______________________________

______________________________

______________________________